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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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THOMPSON CREEK METALS COMPANY INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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THOMPSON CREEK METALS COMPANY INC.
26 West Dry Creek Circle, Suite 810
Littleton, Colorado 80120

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
AND PROXY STATEMENT
TO BE HELD MAY 6, 2010

        It is my pleasure to invite you to this year's annual meeting of shareholders of Thompson Creek Metals Company Inc. (the "Company"), which will be held at the Royal York Hotel (British Columbia Room), 100 Front Street West, Toronto, Ontario, Canada on the 6th day of May, 2010, at 10:00 a.m. (EDST). The purpose of the annual meeting is to:

  (1)
  elect seven directors to our Board of Directors to hold office until our next annual meeting of shareholders or until their respective successors are duly elected and qualified;

  (2)
  approve the Thompson Creek Metals Company Inc. 2010 Employee Stock Purchase Plan;

  (3)
  approve the Thompson Creek Metals Company Inc. 2010 Long-Term Incentive Plan;

  (4)
  appoint KPMG LLP as our independent auditors from their engagement through the next annual meeting of shareholders and to authorize the directors to fix their remuneration; and

  (5)
  consider any other appropriate matters as may properly come before the annual meeting or any adjournment thereof.

        Our Board of Directors has by resolution fixed the close of business on March 29, 2010 as the record date, being the date for the determination of the registered holders of common shares of the Company entitled to receive notice of, and to vote at, the annual meeting and any adjournment thereof. Each share of our common stock is entitled to one vote on all matters presented at the annual meeting.

        ALL HOLDERS OF OUR COMMON STOCK (WHETHER THEY EXPECT TO ATTEND THE ANNUAL MEETING OR NOT) ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN PROMPTLY THE PROXY CARD ENCLOSED WITH THIS NOTICE ACCORDING TO THE INSTRUCTIONS ON THE PROXY CARD AND INCLUDED IN THIS MAILING.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SHAREHOLDERS' MEETING TO BE HELD ON MAY 6, 2010:

        The proxy statement and our 2009 annual report are available on our website at www.thompsoncreekmetals.com under "Investors—2010 Annual Meeting Materials."

By Order of the Board of Directors,
KEVIN LOUGHREY Chairman and Chief Executive Officer

April 8, 2010

i

THOMPSON CREEK METALS COMPANY INC.

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 6, 2010

INTRODUCTION

        This proxy statement is being furnished to shareholders of record of Thompson Creek Metals Company Inc. ("Thompson Creek," the "Company," "we," "us" or "our") as of March 29, 2010 in connection with the solicitation by our Board of Directors of proxies for the 2010 annual meeting of shareholders to be held at the Royal York Hotel (British Columbia Room), 100 Front Street West, Toronto, Ontario, Canada on the 6th day of May, 2010, at 10:00 a.m. (EDST), or at any and all adjournments thereof, for the purposes set forth in the notice of annual meeting. The approximate date of mailing of this proxy statement and the enclosed form of proxy is April 8, 2010.

        All dollar amounts referenced herein, unless otherwise indicated, are expressed in United States dollars and Canadian dollars are referred to as "C$". Any United States dollar amounts (referred to as "U.S.$") which have been converted from Canadian dollars have been converted at an exchange rate of C$1.00=U.S.$0.96, the Bank of Canada noon exchange rate for December 31, 2009, unless otherwise stated.

QUESTIONS AND ANSWERS
ABOUT THE ANNUAL MEETING AND VOTING

What is the purpose of the annual meeting?

        At our annual meeting, shareholders will act upon the matters outlined in the notice of annual meeting on the cover page of this proxy statement, including the election of directors, the approval of the Thompson Creek Metals Company Inc. 2010 Employee Stock Purchase Plan, the approval of the Thompson Creek Metals Company Inc. 2010 Long-Term Incentive Plan and the appointment of our independent auditors.

Who is entitled to vote at the meeting?

        Only shareholders of record at the close of business on March 29, 2010 are entitled to receive notice of, and to participate in, the annual meeting. If you were a shareholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the meeting, or at any postponements or adjournments of the meeting. We will announce preliminary voting results at the annual meeting and publish the final voting results in a Report of Voting Results filed on SEDAR and a Current Report on Form 8-K to be filed with the United States Securities and Exchange Commission, (the "SEC"), within four business days after the conclusion of the annual meeting.

What are the voting rights of the holders of our common stock?

        Each share of our common stock, no par value, outstanding on March 29, 2010 will be entitled to one vote on each matter considered at the annual meeting.

Who can attend the annual meeting?

        All holders of our common stock as of March 29, 2010, or their duly appointed proxies, may attend the annual meeting. Registration will begin at 9:00 a.m. If you attend, please note that you may be asked to present valid picture identification, such as a driver's license or passport, and proof of stock ownership if you hold your shares in "street name" (that is, through a broker or other nominee) as of March 29, 2010.

What constitutes a quorum?

        The presence at the meeting of at least two persons, each being a shareholder entitled to vote thereat or a duly appointed proxy for a shareholder so entitled, representing at least 25% of the shares entitled to vote at the meeting, will constitute a quorum. As of March 29, 2010, we had 139,781,591 shares of our common stock outstanding. Therefore, the presence of at least two holders of our common stock or a duly appointed proxy for a shareholder so entitled, representing at least 34,945,397 votes, will be required to establish a quorum.

What if I hold my shares in "street name" through a broker?

        Under the rules of the New York Stock Exchange (the "NYSE"), if you hold your shares in "street name" through a broker, such broker has the discretion to vote your shares on routine matters, such as approval of independent registered public accounting firms, but not on non-routine matters. Proposal 1 (election of directors), Proposal 2 (approval of the Thompson Creek Metals Company Inc. 2010 Employee Stock Purchase Plan) and Proposal 3 (approval of the Thompson Creek Metals Company Inc. 2010 Long-Term Incentive Plan) are non-routine matters. Therefore, if your shares are held in "street name" through a broker and you do not provide instructions as to how your shares are to be voted on Proposal 1, Proposal 2 or Proposal 3, your broker will not be able to vote your shares on such proposals. We urge you to provide instructions to your broker on each of these three proposals so that your votes may be counted on these important matters. Your broker may vote your shares with respect to Proposal 4 (approval of the auditors) if you do not provide instructions since that is a "routine" matter; such a vote will also count for purposes of establishing a quorum for the meeting.

How do I vote?

        The persons named in the enclosed form of proxy are officers and directors of the Company. If you want to appoint some other person to serve as your "proxy" to cast your vote at the meeting, you may do so and the person need not be a shareholder. If you wish to do so you should insert the other person's name in the blank space provided in the enclosed form of proxy. The completed and executed proxy must be received at the office of the Company or the Company's transfer agent, Equity Transfer & Trust Company, indicated on the enclosed envelope no later than 10:00 a.m. (EDST) on May 4, 2010, or no later than 48 hours (excluding Saturdays, Sundays and holidays) before the time of any adjourned meeting.

By Mail

        Be sure to complete, sign and date the proxy card and return it to Equity Transfer & Trust Company in the envelope provided (or to us) by 10:00 a.m. (EDST) on May 4, 2010. If you are a shareholder and you return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card will vote the shares represented by that proxy as recommended by our Board of Directors.

By Telephone or on the Internet

        Instructions are included with the proxy card that indicate whether the way your shares are held permits you to vote by telephone or over the internet and how to vote using such alternate means.

In Person at the Annual Meeting

        All shareholders may vote in person at the annual meeting. You may also be represented by another person at the annual meeting by executing a proper proxy designating that person, as described above. "Street name" shareholders who wish to vote at the meeting will need to obtain a legal proxy form from the institution that holds their shares. If you request a legal proxy, any previously executed proxy will be revoked, and your vote will not be counted unless you appear at the meeting and vote in person or legally appoint another proxy to vote on your behalf.

        Our Board of Directors has appointed Equity Transfer & Trust Company, our transfer agent and registrar, to serve as scrutineer to tabulate and certify the votes at the annual meeting. Kingsdale Shareholder Services has been retained as Proxy Solicitation and Information Agent. If you have further questions on how to vote, please contact Kingsdale Shareholder Services at North American toll-free number at 1-866-481-2532, also located at the back of this proxy statement.

Can I change my vote after I return my proxy card?

        Yes. A proxy given pursuant to this solicitation may be revoked by an instrument in writing executed by a shareholder or by a shareholder's attorney authorized in writing (or, if the shareholder is a corporation, by a duly authorized officer or attorney) and deposited either at our registered office at 401 Bay Street, Suite 2010, Toronto, ON M5H 2Y4, Attention: Assistant Secretary at any time up to and including the last business day preceding the day of the annual meeting or with the Chairman of the annual meeting on the day of the annual meeting or in any other manner permitted by law.

What are our Board of Directors' recommendations?

        Unless you give other instructions on your proxy card, or by telephone or on the Internet (as applicable), the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our Board of Directors. Our Board of Directors' recommendation is set forth together with the description of each item in this proxy statement. In summary, our Board of Directors recommends a vote:

  •
  for election of the nominated slate of directors (see Item 1);

  •
  for approval of the Thompson Creek Metals Company Inc. 2010 Employee Stock Purchase Plan (see Item 2);

  •
  for approval of the Thompson Creek Metals Company Inc. 2010 Long-Term Incentive Plan (see Item 3); and

  •
  for the appointment of KPMG LLP as our independent auditors from their engagement through the next annual meeting of shareholders and to authorize the directors to fix their remuneration (see Item 4).

        With respect to any other matter that properly comes before the annual meeting, the proxy holders will vote as recommended by our Board of Directors or, if no recommendation is given, in their own discretion.

What vote is required to approve each item?

  Election of Directors.

        Proposal 1. Directors must be elected by a majority of votes cast. A majority of the votes cast means that the number of votes cast "for" a director nominee must exceed the number of votes "withheld" from that director nominee.

        Commencing this year, under the NYSE rules, brokers do not have discretionary authority to vote shares with respect to the election of director nominees in an uncontested election without direction from the beneficial owner. Therefore, broker non-votes are not counted as votes "for" or "withheld" from this proposal and will have no effect in determining whether Proposal 1 has been approved by the shareholders.

  Other items.

        Proposal 2 and Proposal 3. The affirmative vote of the holders of a majority of the votes cast will be required for approval of the Thompson Creek Metals Company Inc. 2010 Employee Stock Purchase Plan and the Thompson Creek Metals Company Inc. 2010 Long-Term Incentive Plan, meaning the votes cast "for" must exceed the votes "against." In addition, because we are a NYSE listed company, the total votes cast on each of these proposals must represent greater than 50% of the voting power of the total outstanding shares of stock entitled to vote, which is referred to as the "outstanding votes." Votes "for" and "against" and abstentions count as votes cast, while broker non-votes do not count as votes cast, but count as outstanding votes. Thus, the total sum of votes "for," plus votes "against," plus abstentions, which is referred to as the "NYSE votes cast," must be greater than 50% of the total outstanding votes for each proposal. Further, the number of votes "for" each proposal must be greater than 50% of the NYSE votes cast. Thus, abstentions have the same effect as a vote against the proposal. Brokers do not have discretionary authority to vote shares on these proposals without direction from the beneficial owner. Thus, broker non-votes could impair our ability to satisfy the requirement that the NYSE votes cast for each proposal represent over 50% of the outstanding votes for each proposal.

        Proposal 4. The auditors must be appointed by a majority of the votes cast on this matter, either in person or by proxy, at the meeting.

ELECTION OF DIRECTORS (PROPOSAL 1)

        Our Board of Directors presently is comprised of eight directors. The Board will reduce its size to seven effective on the date of the meeting and has nominated seven directors, including one new nominee, for election at this meeting. Messrs. Knoll and McDonald are not standing for re-election. Directors who are elected at the 2010 annual meeting, and any directors who are elected after the meeting to fill vacancies and newly created directorships, shall hold office until the next annual meeting of shareholders or until his or her successor is duly elected or appointed unless his or her office is earlier vacated in accordance with our Articles of Continuance.

        Set forth below is certain information with respect to each of our nominees for the office of director and each of our other executive officers. Shares represented by proxies returned duly executed will be voted, unless otherwise specified, in favor of the following seven nominees: Denis C. Arsenault, Carol T. Banducci, James L. Freer, James P. Geyer, Timothy J. Haddon, Kevin Loughrey and Thomas J. O'Neil. All of the nominees, except Ms. Banducci, are currently serving as directors. Each nominee for director has consented to serve on our Board of Directors and will be elected by a majority of the votes cast, which means that the number of votes cast "for" a director nominee must exceed the number of votes cast "withheld" from that director nominee.

        In accordance with our Board of Directors' Voting Policy, our Board of Directors will nominate for election or re-election as a director in uncontested elections only candidates who agree to tender, promptly following their failure to receive more votes in favor than withheld for election or re-election at the next meeting at which they would face election or re-election, an irrevocable resignation that will be effective upon acceptance by our Board of Directors. In addition, our Board of Directors will fill director vacancies and new directorships only with candidates who agree to tender the same form of resignation, promptly following their appointment to our Board of Directors.

        If the number of shares "withheld" respect to an incumbent director exceeds the number of shares voted in favor of that nominee then, under the Board of Directors' Voting Policy, the nominee will be considered not to have received the support of shareholders (even though duly elected as a matter of corporate law). As soon as possible consistent with an orderly transition, but in any event within 90 days, following certification of the shareholder vote, our Board of Directors will accept the director's resignation.

        Subject to any corporate law restrictions, the Board of Directors may leave the resultant vacancy unfilled until the next annual general meeting. It may also fill the vacancy through the appointment of a new director whom the Board considers to merit the confidence of the shareholders or it may call a special meeting of shareholders at which there will be presented a management slate to fill the vacant position or positions.

        The Board of Directors' Voting Policy does not apply in the case of a contested election (where nominees other than the slate supported by the Board of Directors have been proposed).

        OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

Directors

        The following paragraphs provide information about each director nominee. The information presented includes information each director has given us about his or her age, all positions he or she holds, his or her principal occupation and business experience for the past five years, and the names of other publicly held companies of which he or she currently serves as a director or has served as a director during the past five years. In addition to the information presented below regarding each nominee's specific experience, qualifications, attributes and skills that led our Board of Directors to the conclusion that he or she should serve as a director, we also believe that all of our director nominees possess the highest personal and professional ethics, integrity and values. In the case of the incumbent directors, they each have demonstrated business acumen and an ability to exercise sound judgment, and are committed to representing the long-term interests of our shareholders. Finally, we value their significant experience on other public company boards of directors and board committees.

        Information about the number of shares of common stock beneficially owned by each director appears below under the heading "Security Ownership of Directors and Management." There are no family relationships among any of our director nominees and executive officers.

        Kevin Loughrey—Chairman, Chief Executive Officer and Director (59).    Mr. Loughrey is currently the Chairman of our Board of Directors and has been our Chief Executive Officer since December 1, 2006. In this capacity, Mr. Loughrey has overseen the activities of our Company since the acquisition of Thompson Creek Metals Company USA in 2006. Under his leadership, we were listed on the New York Stock Exchange in November of 2007 and achieved record revenues of $1 billion in 2008. From 2005 until 2006, Mr. Loughrey served as the President of Thompson Creek Metals Company (now Thompson Creek Metals Company USA) and as such was responsible for all of the Thompson Creek operations. From 1998 until 2005, he served as the Senior Vice President, General Counsel and Secretary of such Company. Mr. Loughrey also served as the Senior Vice President and General Counsel for First Dynasty Mines Ltd. and Cyprus Minerals Company. Mr. Loughrey was responsible for complex legal matters including several major acquisitions, listing Cyprus on the New York Stock Exchange, and the 1993 merger of Cyprus with AMAX Inc. Mr. Loughrey has over 30 years of experience in the mining business. Mr. Loughrey holds a Bachelor of Arts from Colorado State University and a law degree from the University of Houston. We believe Mr. Loughrey's qualifications to sit on our Board of Directors include his CEO experience leading a large, international organization and his extensive knowledge of the mining industry.

        Timothy J. Haddon—Lead Director (61).    Mr. Haddon is currently the President, Chief Executive Officer, a director and 50% owner of International Natural Resource Management Co., a private company which invests in and provides consulting services to the mining industry. He has held those positions since 2002. He is also Chairman of the Board of Directors of Anatolia Minerals Development Limited, a TSX-listed development and exploration company. He has been a director of that company since September 1998 and Chairman since May 2003. From August 2006 until September 2007, Mr. Haddon also served as a director of NewWest Gold Corporation and from October 2005 until May 2007, he served as director of Ascendant Cooper Corporation. From October 1997 to December 2002, he served as President and Chief Executive Officer of Archangel Diamond Corporation. From April 1994 to June 1997, he held various positions with First Dynasty Mines Ltd., the latest being Chairman and Chief Executive Officer, and, from June 1989 to March 1994, he served as President and Chief Executive Officer of Amax Gold Inc. He holds a Bachelor of Science in Mining Engineering from the Colorado School of Mines. We believe Mr. Haddon's qualifications to sit on our Board of Directors include his CEO experience and his service on numerous public mining, development and exploration companies.

        Denis C. Arsenault—Director (55).    Mr. Arsenault currently serves as a member of the board of directors of Alliance Grain Traders Inc. (since 2004), MBAC Fertilizer Corp. (since 2009) and Rockcliff

Resources Inc. (since 2006). From 2006 until 2009, Mr. Arsenault served as the Chief Financial Officer of Central Sun Mining Inc. (formerly Glencairn Gold Corporation). Prior thereto, from 2001 to 2006, he served as Vice President, Finance and Chief Financial Officer of Orbus Pharma Inc. Mr. Arsenault has held senior financial positions in a range of sectors, including mining and resources, communications, truck trailer manufacturing and life sciences. In 1995, he became Vice President, Finance and Chief Financial Officer for Mond Industries (Trailmobile Canada Ltd.). In 1985, he founded Wasserman Arsenault, Chartered Accountants. He began his career with KPMG in 1981, later joining Maclean Hunter Ltd.'s Key Radio Limited. Mr. Arsenault holds a Bachelor of Commerce from the University of Toronto. Mr. Arsenault is a Chartered Accountant with more than 27 years of experience in accounting. We believe Mr. Arsenault's qualifications to sit on our Board of Directors include his significant financial and accounting experience, including in the mining industry, and his extensive service on other boards.

        Carol T. Banducci—(50).    Ms. Banducci has been Senior Vice President and Chief Financial Officer of IAMGOLD Corporation since July 2007 and was promoted to Executive Vice President and Chief Financial Officer in July 2009. She currently oversees all aspects of the finance and investor relations functions and previously assumed responsibility for information technology. IAMGOLD is a mid-tier gold mining company listed on the NYSE, TSX and the BSE (Botswana Stock Exchange). From November 2005 through June 2007, Ms. Banducci was Vice President, Financial Operations and a director (from 2006 to 2007) of Royal Group Technologies, where she led comprehensive integration, restructuring and cost improvement initiatives. Ms. Banducci is a director of Euro Ressources SA, a French company focused on precious metal royalties listed on the Euronext in Paris. Ms. Banducci was engaged as a consultant from 2004 through to October 2005, where she used her extensive financial experience and advised companies on their restructuring needs. Prior to 2004, Ms. Banducci was Vice President and Chief Financial Officer of Canadian General-Tower Limited, and held other senior level finance positions with the world's leading suppliers of explosives and blasting technology, including Vice President and Chief Financial Officer of Orica Explosives North America; Vice President, Finance and Information Technology and Chief Financial Officer of ICI Explosives Canada & Latin America; International Controller of ICI International Explosives; and Treasurer of ICI Canada Inc. Ms. Banducci has extensive finance experience in statutory and management reporting, audit, forecasts, capital programs, treasury, tax, acquisitions and divestments, pension fund management, insurance and information technology. She holds a Bachelor of Commerce degree from the University of Toronto. We believe Ms. Banducci's qualifications to sit on our Board of Directors include her more than 20 years of financial management and strategic leadership experience with leading global companies.

        James L. Freer—Director (62).    Mr. Freer retired in June 2008 from Ernst & Young LLP, one of the largest global audit and accounting firms, after serving as a Certified Public Accountant in various positions for 38 years, including Managing Partner of the Pacific Southwest Area (Los Angeles) from 1995 to 2000 and the Northwest Area (Seattle) from 1991 to 1995. From 2000 until his retirement, Mr. Freer was one of 20 members on the Ernst & Young Americas Executive Board, which is responsible for governance and strategy, and one of 12 members of the Americas Operations Committee. He also served as Americas Vice-Chair with lead responsibility for all aspects of the firm's people focus, including compensation, technical and other training, policies, culture, retention and development. Mr. Freer holds a Bachelor of Science in Business Administration from Central Washington University. We believe Mr. Freer's qualifications to sit on our Board of Directors include his significant financial, accounting and management experience.

        James P. Geyer—Director (57).    Since 1997, Mr. Geyer has been Senior Vice President and director of Gold Reserve Inc., a TSX-listed mineral development company. Prior thereto, from March 1987 to January 1997, he held various positions with Pegasus Gold Corporation, the latest being Vice President, Operations. From 1975 to 1987, Mr. Geyer held various positions with AMAX Inc. Mr. Geyer holds a Bachelor of Science in Mining Engineering from the Colorado School of Mines. Mr. Geyer has

35 years of experience in the mining business. We believe Mr. Geyer's qualifications to sit on our Board of Directors include his extensive experience in the mining industry and his service as an executive officer and director for a public mineral development company.

        Thomas J. O'Neil—Director (70).    Mr. O'Neil has served as a director of Luna Gold Corp. since 2008. Mr. O'Neil was, from 2003 until October 2008, a director of Fording Inc. and has served in senior executive positions at major mining companies including Cleveland-Cliffs Inc., where he was President and Chief Operating Officer from 2000 to 2003, Executive Vice President, Operations from 1994 to 1999 and Senior Vice President, Technical from 1991 to 1994. From 1985 to 1991, he served in senior positions with Cyprus Minerals Company, including: Copperstone Project Manager, Cyprus Gold; Vice President, Cyprus Gold Australia; Vice President and General Manager, Cyprus Sierrita; and Vice President, Engineering and Development, Cyprus Copper. From 1981 to 1985, he was Manager, New Business Development, Amoco Metals Company. Mr. O'Neil obtained a Ph.D. in Mining Engineering with a minor in Finance from the University of Arizona in 1972 and subsequently was a Professor and Head of the University's Department of Mining and Geological Engineering. While on the faculty of the University of Arizona, he consulted for a wide variety of clients, including the mining industry, U.S. Government and Native American tribes on taxation, royalties and mine evaluation. We believe Mr. O'Neil's qualifications to sit on our Board of Directors include his extensive experience in the mining industry and his service with other mining companies.

Additional Executive Officers

        In addition to our executive officer who is listed as being a director, we have the following executive officers:

        Dale E. Huffman—Vice President, General Counsel and Secretary (60).    Mr. Huffman is currently Vice President, General Counsel and Secretary of our Company. Mr. Huffman joined the Company in November 2006. Immediately prior to such time, he engaged in the private practice of law for several years. He has over 25 years of in-house and outside counsel experience in the mining industry representing a wide variety of corporate clients both domestic and international, including almost 19 years as Counsel for Cyprus Amax Minerals Company. His areas of expertise include contract structuring and negotiation, financing, anti-trust compliance, environmental compliance, litigation defense, mergers and acquisitions, securities and human resources law. Mr. Huffman holds a Bachelor of Arts in Economics from the University of California-Davis and earned his law degree at UCLA.

        Pamela L. Saxton—Chief Financial Officer and Vice President, Finance (57).    Ms. Saxton joined our Company on August 4, 2008 and became Chief Financial Officer and Vice President, Finance on October 16, 2008. Ms. Saxton has over 30 years of domestic and international finance and accounting experience within and outside the mining industry. She previously served as Vice President, Finance—U.S. Operations for Franco-Nevada U.S. Corporation, located in Highlands Ranch, Colorado from 2007 to 2008. Prior to joining Franco-Nevada in 2007, Ms. Saxton served as the Vice President and Chief Financial Officer of Colorado-based NewWest Gold Corporation. From 2004 to 2006, she was with First Data Corporation as Vice President and Controller—Payments Division in Englewood, Colorado. Ms. Saxton also served as Vice President Finance, Corporate Controller and Chief Accounting Officer of J.D. Edwards & Company in Denver from 1994 to 2003. Prior to that, she served as Vice President and Controller of Amax Gold Inc. and Assistant Controller of Cyprus Amax Minerals Company from 1987 to 1994. Ms. Saxton holds a Bachelor of Science in Accounting from the University of Colorado in Boulder. She is a member and past Chair of the Board for the Colorado Association of Commerce and Industry and a member of the Board of Advisors to the Business School at the University of Colorado at Denver.

        S. Scott Shellhaas—Vice President and Chief Operating Officer (62).    Mr. Shellhaas joined the Company as Vice President and Chief Operating Officer on August 10, 2009. From September 2008 to

August 2009, he provided executive management consulting services to natural resource and energy companies. From June 2007 to September 2008, he served as Vice President of Richmond, Virginia-based Imagin Natural Resources, a start-up natural resource company focusing on the acquisition and operation of coal assets. From 2000 to 2007, Mr. Shellhaas served as the CEO designate for venture capital development projects involving coal, iron and steel producers within the United States. From 1998 to 2000, he served as President of Cyprus Australia Coal Company, a coal producer in Australia, and Chairman and Chief Executive Officer of Oakbridge Proprietary Ltd., an associated coal producing and marketing joint venture and consortium. He previously served in operating positions, including: President and Chief Operating Officer of Amax Gold Inc. (1996-1998), a publicly traded global gold producer; President of Cyprus Foote Mineral Company (1993-1996), an international lithium producer operating in Chile and the United States; President of Cyprus Northshore Mining Company (1991-1994), an iron ore producer in Minnesota; and President of Cyprus Australia Gold Company (1989-1991), a gold and copper producer in Australia. Mr. Shellhaas' mining career started with Cyprus Amax Minerals Company where he was a managing attorney from 1982 to 1989. He has over 25 years of international executive management and operating experience within the mining industry. Mr. Shellhaas has a Bachelor of Arts in Economics from the University of North Carolina-Chapel Hill and a Juris Doctor with Honors from the University of Wyoming School of Law.

        Mark A. Wilson—Vice President, Sales and Marketing (55).    Mr. Wilson joined Thompson Creek Metals Company in 2005 and currently is Vice President, Sales and Marketing for our Company. From February 2003 until he joined the Company, he was owner and manager of a sales and distribution business. Having worked for more than 20 years in the mining industry, Mr. Wilson has extensive experience in marketing, business development and finance. He consulted for Climax Molybdenum Company on new product development (2001-2002) and served as President, Chief Executive Officer and Chief Financial Officer for Goldbelt Resources Ltd., a Canadian public company focused on mineral exploration in Kazakhstan (1996-1999). From 1981 to 1996, he was employed by Cyprus Amax Minerals Company in increasingly responsible roles including Vice President of Business Development and Manager of Molybdenum Marketing. Mr. Wilson holds a B.S. in Geology and Geophysics from Yale University and a M.A. in Law and Diplomacy from the Fletcher School of Law and Diplomacy.

OUR CORPORATE GOVERNANCE PRACTICES

        Our Company and our Board of Directors recognize the importance of corporate governance to the effective management of our Company and to the protection of our employees and shareholders. Our approach to significant issues of corporate governance is designed with a view to ensuring that our business and affairs are effectively managed so as to enhance shareholder value.

        The following is a description of our corporate governance practices. Our corporate governance practices have been and continue to be in compliance with applicable United States and Canadian requirements. We continue to monitor developments with a view to further revise our governance policies and procedures, as appropriate.

Role and Composition of our Board of Directors

        General.    Although our Board of Directors does not have responsibility for the day-to-day management of our Company, our Board of Directors fulfills its mandate directly and through its committees at regularly scheduled meetings or as required. Frequency of meetings may be increased and the nature of the agenda items may be changed depending upon the state of our affairs and in light of opportunities or risks which we face. The directors are kept informed of our operations at these meetings as well as through reports and discussions with management on matters within their particular areas of expertise.

        Independence of our Board of Directors.    It is our policy that our Board of Directors consists of a majority of independent directors. Under the rules of the NYSE, our Board of Directors is required to affirmatively determine the independence of each director based on the absence of any material relationship between us and the director. These determinations are required to be disclosed in this proxy statement. Our Board of Directors has established board guidelines to assist it in making these determinations. These board guidelines include all elements of the Corporate Governance Rules of the NYSE on this subject. For relationships between us and a director not covered by the guidelines, the determination of independence is made by the other members of our Board of Directors who are independent. Members of our Audit and Compensation and Governance Committees must meet all applicable independence tests of the NYSE, SEC and the Internal Revenue Service.

        During our fiscal year ended December 31, 2009, Messrs. Arsenault, Freer, Geyer, Haddon, Knoll and O'Neil served as our independent directors. Mr. Loughrey is not independent as he is an officer of our Company and Mr. McDonald is not independent as he is a former officer of our Company. Based on our guidelines, our Board of Directors, at its meeting on April 2, 2010, determined that Messrs. Arsenault, Freer, Geyer, Haddon, O'Neil and Ms. Banducci are independent of our Company and our management.

        To facilitate the functioning of our Board of Directors independently of management, we have implemented the following structures and processes:

  •
  there are no current or former members of management on our Board of Directors who will continue as directors after the annual meeting, other than Mr. Loughrey, our Chairman and Chief Executive Officer;

  •
  when appropriate, current or former members of management, including our Chairman and Chief Executive Officer, are not present for the discussion and determination of certain matters at meetings of our Board of Directors;

  •
  under our Articles of Continuance, any two directors may call a meeting of the Board of Directors;

  •
  our Chairman and Chief Executive Officer's compensation is considered, in his absence, by the Compensation and Governance Committee at least once a year; and

  •
  in addition to the standing committees of our Board of Directors, independent committees are appointed from time to time, when appropriate.

        Mandate of our Board of Directors.    The duties and responsibilities of our Board of Directors are to supervise the management of our business and affairs and to act with a view towards the best interests of our Company. In discharging its mandate, our Board of Directors is responsible for the oversight and review of the development of, among other things, the following matters:

  •
  the assignment to the various committees of directors the general responsibility for developing our approach to (i) corporate governance issues; (ii) financial reporting and internal controls; (iii) issues relating to compensation of officers and employees; and (iv) environmental, health and safety issues;

  •
  approving disclosure and securities compliance policies, including our communications policies;

  •
  continuing evaluation of the performance of our Chairman and Chief Executive Officer and other executives and ensuring management succession; and

  •
  with the assistance of our Compensation and Governance Committee:

  •
  reviewing the composition of our Board of Directors and establishing its independence criteria;

    •
    assessing, at least annually, the effectiveness of our Board of Directors as a whole, the committees of our Board of Directors and the contribution of individual directors, including, consideration of the appropriate size of our Board of Directors;

    •
    ensuring that an appropriate review selection process for new nominees to our Board of Directors is in place; and

    •
    ensuring that an appropriate comprehensive orientation and education program for new members of our Board of Directors and ongoing education for all directors is in place.

        Our Board of Directors discharges its responsibilities directly and through its committees, currently consisting of the Audit Committee, the Compensation and Governance Committee, and the Environment, Health and Safety Committee. From time to time, the Board forms ad hoc committees for special purposes.

        A copy of the Charter of our Board of Directors and the Board Guidelines, setting out its mandate, responsibilities and the duties of its members can be found on our website at www.thompsoncreekmetals.com.

        Board Leadership.    Our Chairman and Chief Executive Officer, Mr. Loughrey, and our Vice Chairman of the Board of Directors, Mr. McDonald (who is not standing for re-election), are not independent directors. Following Mr. McDonald's resignation, we will no longer have a Vice Chairman of the Board of Directors. Our Chairman chairs the meetings of our Board of Directors and shareholder meetings.

        The Chairman of the Board of Directors position demands an individual with strong leadership skills and a comprehensive knowledge of our Company. Our Board of Directors believes it should appoint the best person for the job in this position, regardless of whether such person is someone who is currently serving, or has previously served, as one of our executive officers. Our Board of Directors reaffirms Mr. Loughrey's position as the Chairman of the Board of Directors on an annual basis.

        Our Board of Directors believes that our current leadership structure and composition of our Board of Directors protect shareholder interests and provide adequate independent oversight, while also providing outstanding leadership and direction for our Board of Directors and management. More than a majority of our current directors are "independent" under NYSE standards, as more fully described above. The independent directors meet separately from our management at each Board of Directors meeting and are very active in the oversight of our Company. Each independent director has the ability to add items to the agenda for Board of Directors meetings or raise subjects for discussion that are not on the agenda for that meeting. In addition, our Board of Directors and each committee of our Board of Directors has complete and open access to any member of management and the authority to retain independent legal, financial and other advisors as they deem appropriate.

        Our Board of Directors believes that it is in the best interests of our Company and our shareholders to continue to have Mr. Loughrey, our Chief Executive Officer, also serve as our Chairman of our Board of Directors. The current leadership model, when combined with the functioning of the independent director component of our Board of Directors and Mr. Haddon's service as Lead Director, as well as our overall corporate governance structure, creates an appropriate balance between strong and consistent leadership and independent oversight of our business.

        Lead Director.    Since December 2007, Mr. Haddon has served as a Lead Director to assist our Chairman and Vice Chairman (as applicable) in managing the affairs of our Board of Directors, including ensuring our Board of Directors is organized properly, functions effectively and meets its obligations and responsibilities. The Lead Director plays a leading role with respect to governance. His responsibilities include, without limitation, ensuring that our Board of Directors works together as a cohesive team with open communication and to ensure that a process is in place by which the effectiveness of our Board of

Directors, its committees and its individual directors can be evaluated on a regular basis. The Lead Director also acts as the primary internal spokesperson for our Board of Directors, ensuring that management is aware of concerns of our Board of Directors, shareholders, other stakeholders and the public and, in addition, ensures that management strategies, plans and performance are appropriately represented to our Board of Directors. The Lead Director's role also includes presiding at executive sessions of the non-management directors. Executive sessions are held at each scheduled Board meeting and if requested by a director. Finally, the Lead Director recommends changes to the Board of Directors' guidelines, the committees and individual director effectiveness and performs such other functions and responsibilities as requested by our Board of Directors from time to time.

        The Board's Role in Risk Oversight.    Our Board of Directors administers its risk oversight function directly and through its Audit Committee. The charter for the Audit Committee requires that it discuss policies and guidelines to govern the process by which risk assessment and risk management are handled and that it meet periodically with management to review and assess the Company's major financial risk exposures and the manner in which such risks are being monitored and controlled. Accordingly, in addition to its other duties, the Audit Committee periodically reviews the Company's risk assessment and management, including the areas of legal compliance, internal auditing and financial controls, litigation, and environmental, health and safety. In this role, the Audit Committee considers the nature of the material risks the Company faces, and the adequacy of the Company's policies and procedures designed to respond to and mitigate these risks and receives reports from management and other advisors, including periodic risk assessment surveys by internal audit covering a broad range of business, market environment, and operating risks. Although the Board's primary risk oversight has been assigned to the Audit Committee, the full Board also receives regular reports from members of senior management on areas of material risk to the Company, including operational, financial, competitive and legal risks. In addition to an ongoing compliance program, the Board encourages management to promote a corporate culture that understands risk management and incorporates it into the overall corporate strategy and day-to-day business operations. Our Board of Directors and our Audit Committee regularly discuss with management our major risk exposures, their potential financial impact on our Company, and the steps (both short-term and long-term) we take to manage them.

        Attendance.    Our Board of Directors meets a minimum of four times per year, usually every quarter and following the annual meeting of shareholders. During the fiscal year ended December 31, 2009, our Board of Directors held seven (7) meetings (including regularly scheduled and special meetings). Each director attended at least 75% of the meetings held by our Board of Directors, including the meetings held by the committees on which that director served as a member. All members of our Board of Directors are encouraged to attend our annual meeting of shareholders. A majority of the directors nominated at the 2009 annual meeting of shareholders attended such annual meeting.

        Nomination of Directors.    Our Compensation and Governance Committee is responsible for identifying and recruiting new candidates for nomination to our Board of Directors. The process by which our Compensation and Governance Committee anticipates that it will identify new candidates is through the development of a long-term plan for Board composition that takes into consideration the following: (a) the independence of each director; (b) the competencies and skills our Board of Directors, as a whole, should possess such as financial literacy, integrity and accountability, experience in the mining industry, the ability to engage in informed judgment, governance, strategic business development, excellent communications skills and the ability to work effectively as a team; (c) the current strengths, skills and experience represented by each director, as well as each director's personality and other qualities as they affect Board dynamics; and (d) the strategic direction of our Company.

        Our Board of Directors, with the assistance of our Compensation and Governance Committee, periodically reviews its charters and committees, assists the Lead Director in carrying out his responsibilities, considers and, if deemed appropriate, approves requests from directors for the engagement of independent counsel in appropriate circumstances, reviews and prepares Board guidelines, the Code of Ethics and Business Practices, annually reviews its relationship with management to ensure the Board of Directors is able to, and in fact does, function independently of management, identifies individuals qualified to become Board members and members of Board committees, annually reviews its own performance, and monitors our compliance with legal and regulatory requirements.

        Board Assessments.    Our Board of Directors has an annual process to evaluate the effectiveness and functioning of our Board of Directors and its committees and each individual director's self-evaluation. Evaluation questionnaires are completed and returned to Timothy J. Haddon, Lead Director. Mr. Haddon reviews the completed questionnaires, discusses the comments with the directors and reports to our Compensation and Governance Committee and our Board of Directors on the evaluation process and the comments received in such questionnaires. These questionnaires are used to assess the effectiveness of our Board of Directors, the Chairman, any Vice Chairman (as applicable), the committees of our Board of Directors and the individual directors and to recommend any improvements in our Board of Directors and committee procedures.

        Orientation and Continuing Education.    Our Compensation and Governance Committee is responsible for ensuring that new directors are provided with an orientation and education program which will include written information about the duties and obligations of directors, the business and operations of our Company, documents from recent Board of Directors and committee meetings, and opportunities for meetings and discussion with senior management and other directors. Directors are expected to attend all scheduled Board of Directors and committee meetings in person, although attendance by telephone is permissible in appropriate circumstances. Directors are also expected to prepare thoroughly in advance of each meeting in order to actively participate in the deliberations and decisions.

        Our Board of Directors recognizes the importance of ongoing director education and the need for each director to take personal responsibility for this process. To facilitate ongoing education of our directors, our Board of Directors or our Compensation and Governance Committee will: (a) periodically canvas the directors to determine their training and education needs and interests; (b) arrange ongoing visitation by directors to our facilities and operations; (c) arrange the funding for the attendance of directors at seminars or conferences of interest and relevance to their position as a director of our Company; and (d) encourage and facilitate presentations by outside experts to our Board of Directors or committees on matters of particular importance or emerging significance.

Policies and Procedures

        Code of Ethics and Business Practices.    We have adopted a Code of Ethics and Business Practices (or the Code of Ethics) for our directors, officers and employees. Our Board of Directors has responsibility for monitoring compliance with the Code of Ethics by ensuring all directors, officers and employees receive and become thoroughly familiar with the Code of Ethics and acknowledge their support and understanding of the Code of Ethics. Any non-compliance with the Code of Ethics is to be reported to our Chief Executive Officer or other appropriate person. A copy of the Code of Ethics may be accessed on our website at www.thompsoncreekmetals.com.

        The Code of Ethics is intended to document the principles of conduct and ethics to be followed by our Company and our employees, officers and directors. Its purpose is to promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest. All employees, officers and directors are also required to adhere to our other policies which may be adopted relating to disclosure and insider trading.

        Voting on Directors.    In accordance with our Board of Directors' Voting Policy, our Board of Directors will nominate for election or re-election as a director in uncontested elections only candidates who agree to tender, promptly following their failure to receive the required vote for election or re-election at the next meeting at which they would face election or re-election, an irrevocable resignation that will be effective upon acceptance by our Board of Directors. In addition, our Board of Directors will fill director vacancies and new directorships only with candidates who agree to tender the same form of resignation, promptly following their appointment to our Board of Directors.

        If the number of shares "withheld" with respect to an incumbent director exceeds the number of shares voted in favor of that nominee, then, under the Board of Directors' Voting Policy the nominee will be considered not to have received the support of shareholders (even though duly elected as a matter of corporate law). As soon as possible consistent with an orderly transition, but in any event within 90 days, following certification of the shareholder vote, our Board of Directors will accept the director's resignation.

        Subject to any corporate law restrictions, the Board of Directors may leave the resultant vacancy unfilled until the next annual general meeting. It may also fill the vacancy through the appointment of a new director whom the Board considers to merit the confidence of the shareholders or it may call a special meeting of shareholders at which there will be presented a management slate to fill the vacant position or positions.

        The Board of Directors' Voting Policy does not apply in the case of a contested election (where nominees other than the slate supported by the Board of Directors have been proposed).

        Related Person Transactions.    Our Board of Directors has adopted a policy on Related Person Transactions, which sets forth policies and procedures governing the review, and when required pursuant to the policy, the approval or ratification of related person transactions by the disinterested directors of our Compensation and Governance Committee. The policy defines a "related person transaction" as any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which: (i) the aggregate amount involved will or may be expected to exceed $120,000 in any fiscal year, (ii) the Company is a participant, and (iii) any Related Person has or will have a direct or indirect interest (other than solely as a result of being a director or a less than 10 percent beneficial owner of another entity). A "Related Person" is any (a) person who is or was (since the beginning of the last fiscal year for which the Company has filed a Form 10-K and proxy statement, even if they do not currently serve in that role) an executive officer, director or nominee for election as a director, (b) greater than 5 percent beneficial owner of the Company's common stock, or (c) immediate family member of any of the foregoing. Immediate family member includes a person's spouse, parents, stepparents, children, stepchildren, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, and brothers- and sisters-in-law and anyone residing in such person's home (other than a tenant or employee). Our Compensation and Governance Committee shall approve only those related person transactions that are determined to be in, or not inconsistent with, the best interests of our Company and our shareholders, taking into account all available facts and circumstances as our Compensation and Governance Committee determines in good faith to be necessary. These facts and circumstances will typically include, but not be limited to: the benefits of the transaction to the Company; the impact on a director's independence in the event the related person is a director, an immediate family member of a director or an entity in which a director is a partner, shareholder or executive officer; the availability of other sources for comparable products or services; the terms of the transaction; and the terms of comparable transactions that would be available to unrelated third parties or to employees generally. Details of our policy and procedures can be found in our Code of Ethics and Compensation and Governance Committee charter.

        Whistleblower Policy.    We have adopted a Whistleblower Policy which allows our directors, officers and employees who feel that a violation of the Code of Conduct has occurred, or who have concerns regarding financial statement disclosure issues, accounting, internal accounting controls, auditing or other matters, to report such violation or concerns on a confidential and anonymous basis to an independent reporting firm. All complaints or reports to the independent auditing firm are forwarded to the Chair of the Audit Committee and the Vice President, General Counsel and Secretary of the Company. Such reporting may also be made to the Chairman of our Audit Committee in writing. Once received, our Audit Committee investigates each matter so reported and takes corrective and disciplinary action, if appropriate.

        We have spent a considerable amount of time and effort reviewing and improving our corporate governance policies and practices. This includes comparing our current policies and practices to policies and practices suggested by various groups or authorities active in corporate governance and practices of other public companies. Based upon this review, we periodically adopt certain changes that our Board of Directors believes are the best corporate governance policies and practices for us. We also adopt changes, as appropriate, to comply with the Sarbanes-Oxley Act of 2002 and any rule changes made by the SEC, the NYSE and the TSX. We believe that our current policies and procedures form the foundation for an open relationship among colleagues that contributes to good business conduct as well as the high integrity level of our employees.

COMMITTEES OF THE BOARD

        The standing committees of our Board of Directors include our Audit Committee, Compensation and Governance Committee and our Environment, Health and Safety Committee. All of the committees are independent of management and report directly to our Board of Directors. From time to time, when appropriate, ad hoc committees of our Board of Directors may be appointed by our Board of Directors.

        Our Audit Committee's members are Denis C. Arsenault (Chair), James L. Freer and James P. Geyer. Our Audit Committee's primary duties and responsibilities are (i) overseeing the integrity of our financial statements and reviewing the financial reports and other financial information provided by us to any governmental body or the public and other relevant documents, (ii) recommending the appointment of and reviewing and appraising the audit work of our independent auditor, overseeing the independent auditor's qualifications and independence and providing an open avenue of communication among the independent auditor, financial and senior management and our Board of Directors, (iii) serving as an independent and objective party to oversee and monitor our financial reporting process and internal controls, our processes to manage business and financial risk, and our compliance with legal, ethical and regulatory requirements, and (iv) encouraging continuous improvement of, and fostering adherence to, our policies, procedures and practices. We have appointed an outside consulting firm that reports directly to our Audit Committee to fulfill the role of internal auditor.

        Our Audit Committee held seven (7) meetings during the fiscal year ended December 31, 2009. Our Board of Directors has determined that Denis C. Arsenault and James L. Freer meet the NYSE standard of having accounting or related financial management expertise and the SEC's definition of an "audit committee financial expert." The other member of our Audit Committee has financial management experience or is financially literate. Our Board of Directors has determined that each committee member meets the additional independence requirements for members of an audit committee in the New York Stock Exchange Corporate Governance Rules. Our Board of Directors has adopted a written charter for this committee setting out the functions that this committee is to perform, which can be found on our website at www.thompsoncreekmetals.com.

        Our Compensation and Governance Committee's members are Timothy J. Haddon (Chair), Denis C. Arsenault and Kerry J. Knoll. Our Compensation and Governance Committee's primary duties and responsibilities are (i) reviewing, approving and recommending to our Board of Directors base salary, bonus, equity and other benefits, direct or indirect, and any employment agreement, change of control packages of our Chief Executive Officer, reviewing and approving our Chief Executive Officer's salary recommendations for the other members of the senior management team and recommending salary guidelines to our Board of Directors; (ii) administering our compensation plans, including equity plans, non-management directors' compensation and such other compensation plans or compensation arrangements as we adopt from time to time, (iii) reviewing and recommending to our Board of Directors the compensation of our Board of Directors, including annual retainer, meeting fees, equity awards and other benefits conferred upon our Board of Directors, (iv) researching and identifying trends in employment benefits, (v) establishing and periodically reviewing our policies in the area of management benefits and perquisites, (vi) providing periodic reports to our Board of Directors on compensation matters, (vii) reviewing our Compensation Discussion and Analysis to be included on an annual basis in our management information circular, (viii) assessing, at least annually, the effectiveness of our Board of Directors as a whole, the committees of our Board of Directors and the contribution of individual members, (ix) assessing our Company's governance, (x) proposing new nominees for appointment to our Board of Directors, (xi) orientating new directors, and (xii) approving related person transactions.

        Our Compensation and Governance Committee has engaged Radford (an Aon Consulting Company) from time to time to assist it in reviewing our executive compensation programs and to develop a long-term incentive plan for our Company. Our Compensation and Governance Committee has the sole authority to retain, at our expense, and terminate any such consultant, including the sole authority to approve such consultant's fees and other terms of engagement. We believe that the use of an independent consultant provides additional assurance that our executive compensation programs are reasonable and consistent with our objectives and industry standards. Our Compensation and Governance Committee is comprised entirely of non-employee directors as such term is defined under Rule 16b-3 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or any successor provision, and "outside directors," as such term is defined under Section 162(m) of the Internal Revenue Code of 1986, or the Code, or any successor provision. During the fiscal year ended December 31, 2009, our Compensation and Governance Committee met five (5) times. Our Board of Directors has adopted a written charter for this committee setting out the functions that this committee is to perform, which can be found on our website at www.thompsoncreekmetals.com.

        As part of its oversight of our compensation programs, our Compensation and Governance Committee analyzes the impact of our compensation programs and the incentives created by the compensation awards that it administers, on our risk profile. In addition, our Compensation and Governance Committee reviews all of our compensation policies and procedures, including the incentives that they create and factors that may reduce the likelihood of risk taking, to determine whether they present a significant risk to our Company. Plans are underway to minimize the impact to the organization resulting from the possibility that executives and other participating employees may leave the organization when they receive their accrued payment under the Retention Agreements on June 30, 2012.

        Our Compensation and Governance Committee will consider recommendations from shareholders of potential candidates for nomination as director. Recommendations should be made in writing, including the candidate's written consent to be nominated and to serve, and sufficient background information on the candidates to enable our Compensation and Governance Committee to properly assess the candidate's qualifications. Recommendations should be addressed to our Corporate Secretary at our principal office and must be received no later than October 1, 2010 in order to be considered for the next annual meeting. The process for evaluating potential candidates recommended by shareholders and derived from other sources is substantially the same.

        Our Compensation and Governance Committee has adopted a set of criteria describing the qualities and characteristics that are sought for our Board of Directors as a whole in order to maintain the composition of the Board of Directors in a way that provides the best mix of skills and experience to guide the long-term strategy and business operations of the Company, to ensure that the experience and independence requirements of the Board's committees can be met and that the directors have key common characteristics required for effective Board participation. Our Compensation and Governance Committee does not give these criteria any particular weight and they are not equally applicable to all nominees. These criteria include the candidate's integrity, ethics, expertise, values, commitment, willingness and the ability to act in the interests of all shareholders. In addition, our Board of Directors has specified that the value of diversity on our Board of Directors should be considered by our Compensation and Governance Committee in the director identification and nomination process. We seek nominees with a broad diversity of experience, professions, background, skills and personal characteristics. Our Compensation and Governance Committee may also from time to time identify particular characteristics to look for in a candidate in order to balance the skills and characteristics of our Board of Directors. Our Compensation and Governance Committee may modify these criteria from time to time and adopt special criteria to attract exceptional candidates to meet our specific needs.

        Our Environment, Health and Safety Committee's members are Thomas J. O'Neil (Chair), James P. Geyer and Timothy J. Haddon. The purposes of our Environment, Health and Safety Committee are to assist our Board of Directors in its oversight of environment, health and safety matters, including monitoring the implementation and management of our policies, procedures and practices relating to environment, health and safety matters. In particular, our Environment, Health and Safety Committee has the authority and responsibility for (i) reviewing the Committee's charter annually and recommending changes as necessary with the approval of our Board of Directors, (ii) reviewing and monitoring our environmental, safety and health policies and activities on behalf of our Board of Directors to ensure that we are in compliance with appropriate laws, regulations and legislation, (iii) ensuring that management communicates to our employees, consultants and contractors the importance of developing a culture of environmental responsibility and an awareness of the importance of health and safety, (iv) assisting our management in developing and implementing environmental performance procedures, policies and standards that can be used to provide a continual measure of environmental performance and continuous environmental improvement of our Company, (v) monitoring compliance with legal requirements and internal targets, as well as communicate demonstrated commitment to the environment to shareholders and stakeholders, including all of our employees, consultants and contractors, (vi) assisting our management in implementing an environmental compliance audit program, requesting and obtaining from management periodic status reports on such program and providing feedback on necessary improvements to the program, (vii) assisting our management in implementing appropriate environment, health and safety programs and requesting and obtaining from management periodic reports on such programs, and (viii) reporting regularly to our Board of Directors.

COMPENSATION AND GOVERNANCE COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        During the fiscal year ended December 31, 2009, our Compensation and Governance Committee consisted of Timothy J. Haddon, Denis C. Arsenault and Kerry J. Knoll. None of our Compensation and Governance Committee members (i) have ever been an officer or employee of our Company, (ii) is or was a participant in a "related person" transaction in fiscal year 2009 (see the section entitled "Certain Relationships and Related Transactions" for a description of our Policy on Related Person Transactions) and (iii) is an executive officer of another entity, at which one of our executive officers serves on the board of directors.

 DIRECTOR COMPENSATION FOR FISCAL YEAR 2009

        The table below summarizes the compensation paid (in U.S. dollars) by us to our non-employee directors for the fiscal year ended December 31, 2009.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Denis C. Arsenault(2)	76,320	237,750	314,070
James L. Freer(3)	58,560	503,238	561,798
James P. Geyer(4)	71,520	503,238	574,758
Timothy J. Haddon(5)	86,640	566,638	653,278
Kerry J. Knoll(6)	55,680	—	55,680
Ian McDonald(7)	48,480	317,000	365,480
Thomas J. O'Neil(8)	56,640	503,238	559,878

(1)
These amounts do not represent the amounts actually paid to or realized by the directors for these awards during fiscal year 2009. These amounts represent the grant date fair value of option awards made in 2009 computed in accordance with stock-based compensation accounting rules (FASB ASC Topic 718) for 2009. A discussion of the assumptions used in calculating the award values may be found in Note 13 to our 2009 audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2009, as amended, as filed with the SEC. Each director received one award in 2009 which is included in the total numbers set forth in the notes below.

(2)
As of December 31, 2009, Mr. Arsenault held options to purchase 152,500 shares of our common stock.

(3)
As of December 31, 2009, Mr. Freer held options to purchase 304,375 shares of our common stock.

(4)
As of December 31, 2009, Mr. Geyer held options to purchase 79,375 shares of our common stock. In addition to his annual retainer and meeting fees, in 2009, Mr. Geyer also received fees at the same C$1,500 per day rate for board service in the aggregate amount of US $10,080 for seven days spent, and out of pocket expenses incurred, in connection with his review at the request of the Board of Directors of certain of the Company's business operations that fell within his field of expertise.

(5)
As of December 31, 2009, Mr. Haddon held options to purchase 89,375 shares of our common stock.

(6)
As of December 31, 2009, Mr. Knoll held no options to purchase shares of our common stock.

(7)
As of December 31, 2009, Mr. McDonald held options to purchase 50,000 shares of our common stock.

(8)
As of December 31, 2009, Mr. O'Neil held options to purchase 79,375 shares of our common stock.

        The Board meets annually to review the adequacy and form of directors' compensation. Each of our non-executive directors receives (i) an annual retainer fee of C$40,000, paid C$10,000 quarterly in arrears, (ii) meeting fees of C$1,500 per Board of Directors or committee of the Board of Directors meeting attended, and (iii) reimbursement by us for all reasonable travel expenses incurred in connection with Board of Directors or committee of the Board of Directors meetings. In the event that any director only serves as such for part of a year, they receive such compensation pro rata.

        The Chair of the Audit Committee, Denis C. Arsenault, receives an additional retainer of C$14,000 per year. The Chair of the Compensation and Governance Committee, Timothy J. Haddon, and the Chair of the Environment, Health and Safety Committee, Thomas J. O'Neil, each receive an additional retainer of C$7,000 per year. Mr. Timothy J. Haddon, as Lead Director, receives an additional retainer of C$35,000 per year.

        Directors who are also our employees or employees of any of our affiliates do not receive any compensation for their services as a director. Accordingly, Mr. Loughrey is not compensated as such for his service as a director.

        Our Board Guidelines strongly recommend that directors hold a minimum number of our common shares with an approximate value at the time of purchase of C$120,000, representing three times the C$40,000 annual cash retainer paid to such director. The share price of our common shares at the time of the purchase by the directors is used to determine the minimum number of shares and the recommended share ownership shall be attained within five years of December 31, 2009, or of becoming a director of our Company, whichever is later, and should be maintained throughout tenure as a director. Directors may achieve this recommended ownership level in part through the annual grant of restricted share units under the Company's Long-Term Incentive Plan, as recommended for approval by the Board in this proxy statement.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

OUR OBJECTIVES

        The overall objectives of our executive compensation program are to attract, retain and motivate quality executives, to motivate the executives to work effectively to attain short- and long-term corporate and individual goals that are aligned with the interests of our shareholders, and to reward those executives when such objectives are met or exceeded.

COMPENSATION PHILOSOPHY

        Our executive compensation philosophy is to create and implement policies that will encourage and reward outstanding performance, seek to increase overall performance and profitability, and thereby increase shareholder value. The following principles guide the overall compensation philosophy:

  •
  pay-for-performance by emphasizing performance-based compensation that balances rewards for both short- and long-term results and provides high reward opportunities for high corporate performance;

  •
  provide an incentive for all employees by creating an incentive bonus pool equal to an annually determined percentage related to pre-tax income;

  •
  tie compensation to the interests of shareholders, including equity compensation that serves to align the interests of the executives with shareholder return; and

  •
  provide a competitive level of compensation that will attract and retain the talented high-achievers. Compensation is set and reviewed internally with reference to the market for similar jobs in peer group companies in both Canada and the United States.

        To further align the interests of management with those of shareholders, assuming approval of the 2010 Long-Term Incentive Plan, we intend to move to a long-term incentive program based on share price performance.

COMPENSATION REVIEW PROCESS

        We base our executive compensation decisions on a detailed review of many factors including external competitive data in order to generally understand the compensation practices of competitors for similar executive talent to ensure that the total compensation packages we offer are competitive. In addition, our Compensation and Governance Committee considers several other factors, including, without limitation, our performance generally for the previous year, our performance compared to our competitors, the executive's past, present and expected contributions to our success, any significant changes to such executive's roles and responsibilities and the long-term value of the executive to our Company.

        We review on an annual basis, and periodically throughout the year, the cash compensation, equity awards, performance and overall compensation package for each named executive officer. The compensation of each named executive officer is approved by our Compensation and Governance Committee, based upon a recommendation from our Chief Executive Officer (for each other named executive officer) and submitted to our Board of Directors for ultimate approval. In making such determinations, our Chief Executive Officer, Compensation and Governance Committee and Board of Directors consider the following: (1) competitive compensation levels of comparative companies based on sector and market capitalization, with the assistance of an external consulting firm, as appropriate, (2) the individual performance of such executive officer, (3) the performance of our Company as a whole, and (4) the role such executive officer played in such corporate performance. Generally, our Board of Directors approves the annual compensation for our named executive officers in the fourth quarter for the upcoming new fiscal year. This process allows our Chief Executive Officer, Compensation and Governance Committee and Board of Directors to consider data on our financial performance during the current year in its analysis and evaluate progress and results achieved that directly link to corporate business goals and objectives.

        In 2008, the Company retained Radford for the development of a new long-term incentive plan and to be the Company's executive compensation consultant. Radford was hired directly by the Compensation and Governance Committee to provide executive compensation consultation to the Committee throughout 2009, as more specifically detailed below. In addition, Radford provided advice regarding the design of the 2010 Long-Term Incentive Plan and the 2010 Employee Stock Purchase Plan that have been submitted for shareholder approval at this meeting. The approximate aggregate fees billed by Radford for the fiscal year ended December 31, 2009 were $60,000.

        In order to make its recommendation to the Board of Directors, the Compensation and Governance Committee also considers general information compiled internally and by Radford on compensation practices using published survey data from both the mining industry and all industries (where appropriate) to obtain a general understanding of current compensation practices. The Committee believes that it is appropriate to establish specific compensation levels based in large part on benchmarking against similar companies, both in terms of compensation practices as well as levels of compensation. In this way, we can gauge if our compensation is competitive in the marketplace for our talent, as well as ensure that our compensation is reasonable.

        Our Compensation and Governance Committee reviews compensation levels for the named executive officers against compensation levels of the comparison companies at the 25th, 50th and 75th percentiles among the comparison peer group companies, which are indicated in the table below.

        In choosing a comparative group, our Compensation and Governance Committee uses a comparative group of publicly-traded mining companies of comparable size as determined by annual revenue and market capitalization, complexity and scope of operations to our Company, and that are based in either Canada or the United States. The following table summarizes the comparative group used for 2009.

Comparative Company	Annual Revenue(1)	Market Capitalization(1)	Corporate Head Office Location
	($ millions)	($ millions)
OM Group	$1,736.8	$855.9	Cleveland, OH
Hecla Mining Co.	$192.7	$538.3	Coeur d'Alene, ID
Breakwater Resources	$334.5	$53.7	Toronto, ON
Cameco Corporation	$2,402.2	$8,944.0	Saskatoon, SK
Cliffs Natural Resources Inc.	$3,609.1	$2,622.5	Cleveland, OH
HudBay Minerals Inc.	$824.9	$1,136.9	Winnipeg, MN
Sherritt International Corporation	$1,354.0	$1,547.3	Toronto, ON
First Quantum Minerals Ltd.	$1,740.4	$3,157.0	Vancouver, BC
Kinross Gold Corporation	$1,617.0	$10,726.6	Toronto, ON
Lundin Mining Corporation	$835.3	$799.4	Vancouver, BC
Inmet Mining Corporation	$793.8	$1,715.9	Toronto, ON
Pan American Silver Corp.	$338.6	$1,436.7	Vancouver, BC
RTI International Metals	$609.9	$300.8	Pittsburgh, PA
Taseko Mines Limited	$194.6	$217.5	Vancouver, BC

(1)
Trailing twelve months' information.

        Our compensation philosophy targets base compensation at competitive levels between the 50th and 75th percentiles for base salaries, with total compensation, including short- and long-term incentives, targeted at the 75th percentile or higher provided a correlated level of Company and individual performance applies. Incentives are used to recognize both group and individual contributions, and these awards are based on both individual performance and overall Company success. In making its assessment for 2009 compensation, our Compensation and Governance Committee determined that the executive compensation levels/programs generally fall within the 50th and 75th percentile competitive practices when compared to summaries of published survey data with higher levels in certain cases, due primarily to the long tenure of some key management and operations employees and requirements to ensure retention of experienced management in senior positions.

COMPENSATION ELEMENTS

        Our compensation program for our named executive officers includes annual compensation in the form of base salary, annual performance-based cash incentives, retention arrangements for certain named executive officers and other annual compensation such as perquisites. Our compensation program also includes long-term compensation in the form of options. The following description summarizes our rationale for each compensation element we utilize:

Short-Term Incentives

Element of Compensation	Summary and Purpose of Element
Base Salary	Salaries form an essential component of our compensation mix as they are the first base measure to compare and remain competitive relative to peer groups. Base salaries are fixed and therefore not subject to uncertainty and are used as the base to determine other elements of compensation and benefits.
Annual Performance-Based Cash Incentives

Annual cash bonuses are a variable component of compensation designed to reward our executive officers for maximizing annual operating performance and individual goal attainment. Annual cash bonuses are based on the Company's performance, with a bonus pool based on a percentage of pre-tax income.

Long-Term Incentives

Element of Compensation	Summary and Purpose of Element
Options	The granting of options is a variable component of compensation intended to reward our executive officers for their success in achieving sustained, long-term profitability and increases in stock value.
Other Compensation

Retention arrangements for certain senior managers, including certain named executive officers, were established in 2004 by the predecessor company in order to ensure that we retained experienced senior managers through 2012. These arrangements continue through the length of the participants' employment.

Cash Compensation

        The annual cash compensation of our named executive officers consists of annual salary and cash bonuses. The annual cash compensation is reviewed annually for each named executive officer by our Compensation and Governance Committee.

(1)
Salary

        We believe that base salary is a key element in attracting and retaining the necessary executive talent and must be both competitive and reflective of an executive's responsibilities and inherent value to our Company. Base salaries are provided as compensation for day-to-day responsibilities and services to us and provide a consistent cash flow to our named executive officers.

        To date, our Compensation and Governance Committee has recommended to our Board of Directors that the named executive officers receive base salaries that are typically competitive with the peer group, incentive cash compensation that—with requisite performance—approximates the higher end of the peer group, and equity compensation that slightly trails the peer group in value, resulting in a total remuneration position intended to be competitive against the peer group. In determining the base salary to be paid to a particular named executive officer, our Compensation and Governance Committee also takes into consideration the scope of each executive's responsibilities related to the position, the experience level of the executive officer, and his or her past performance at our Company.

        In 2009, our Company was not insulated from the prevailing global economic pressures. As a result, after consultation with Radford regarding salary freeze survey information obtained from several sources, including Coopers Consulting, and in consideration of lower molybdenum prices, our Board of Directors suspended our annual merit increases in December 2008, which ordinarily become effective in January of each year. In order to address special needs and promotions throughout the year of certain employees, an amount equal to 1.5% of payroll (excluding the unionized workers' hourly payroll) was set aside at such time, none of which was allocated to any named executive officer. In March 2009, a review of salary practices within and outside the mining industry indicated a continued reluctance to pay salary increases and therefore we decided to continue the salary freezes. Following our review of peer company information provided by Radford in December 2009 and in light of the improving market conditions, an increase in our stock price and an increase in molybdenum prices, our Board of Directors approved the Compensation and Governance Committee's recommendation for a 3% merit increase to salaries, including those of the named executive officers, effective January 1, 2010.

(2)
Cash Bonuses

(i)
Performance-Based Cash Bonuses

        We believe that a portion of total compensation should include performance-based incentives to promote a pay-for-performance compensation framework that focuses management on achieving short-term (annual) performance in a manner that supports and promotes our long-term success and profitability. In establishing the terms of the 2009 Performance Bonus Plan, our Compensation and Governance Committee considered historical practices at Thompson Creek Metals Company, expectations of key employees, the desirability of having established goals that are clearly articulated to employees, the highly competitive environment in the mining industry for 2009, the lower molybdenum price and the potential performance of the operations for the year (which were anticipated to be lower than 2008). In its review, our Compensation and Governance Committee was satisfied that the recommended 2009 Performance Bonus Plan was in accordance with our philosophy and guidelines set forth above in that the 2009 Performance Bonus Plan formalized and applied an annual incentive award program that clearly articulated performance objectives and linked specific, measurable goals with individual measurable performance criteria set for senior executives, including the named executive officers.

        Compensation levels at the comparable companies were considered by our Compensation and Governance Committee in establishing the 2009 Performance Bonus and payout targets. In December 2008 the Board of Directors set the performance bonus pool for the 2009 Performance Bonus Plan in which all employees, including our named executive officers, participate, at 3% of 2009 pre-tax income prepared in accordance with Canadian generally accepted accounting principles ("Canadian GAAP"), excluding certain non-cash accounting adjustments. As a matter of philosophy, the Board has determined that employees should benefit from a bonus pool related to pre-tax income and has set the 2010 bonus pool at 3% of pre-tax income, prepared in accordance with United States generally accepted accounting principles ("US GAAP"), excluding certain non-cash accounting adjustments. In November 2009, when the determination was made that pre-tax income was at the level where performance bonuses would be paid and a projection of the bonus pool was established, payout targets were set for our named executive officers, with potential payout ranges for the Chief Executive Officer ranges from a threshold of 30%, target of 35% to maximum of 40% of base salary and potential payout ranges from a threshold of 20%, target of 25% to maximum of 30% of the respective base salary for the remaining named executive officers. For additional information regarding the threshold, target and maximum potential payout amounts for each named executive officer, see the Grants of Plan-Based Awards in 2009 Fiscal Year Table.

        In establishing performance objectives, we considered input from our executives concerning operating forecasts and industry outlooks, specific performance objectives, measurability of performance objectives, and alignment of performance objectives with the Company's overall strategic plan. The performance objectives for 2009 were position specific and included: (i) our Company's performance, (ii) the performance of the location where such individual worked, and (iii) the individual's performance. Environmental, health and safety performance and succession planning were also included as components.

        After performance objectives were established for each named executive officer, a weighted percentage was assigned to each objective relative to the impact it would have in achieving our strategic objectives and the respective executive's ability to impact the execution of the particular performance measure. These individual performance objectives were communicated to the executives at the beginning of 2009. The actual amount of the performance bonus is based on the level of achievement of threshold, target or maximum for each portion of the named executive officer's performance objectives as a percentage of the targeted performance bonus for that named executive officer. The performance bonus actually paid to each executive is based upon the Compensation and Governance Committee's evaluation of such executive's performance during the year relative to the specific objectives developed at the beginning of the year.

        Our Board of Directors set individual goals and objectives for our Chief Executive Officer in consultation with our Compensation and Governance Committee and for the other named executive officers in consultation with our Chief Executive Officer for determination of the payout level within the targets. Executive officers were eligible for the 2009 Performance Bonuses, after taking into account and giving varying degrees of weight, depending on the relevance of these factors to the particular executive officer, to the following indicators of our Company's and the individual's performance:

  (a)
  Product price realization and sales volumes;

  (b)
  Environmental, health and safety performance;

  (c)
  Operational and production performance;

  (d)
  Strategic growth initiatives;

  (e)
  Regulatory compliance and risk management;

  (f)
  Expense control;

  (g)
  Position specific performance factors; and

  (h)
  Other exceptional or unexpected factors.

        The target performance bonus opportunity as a percentage of base salary, established performance objectives, and weighted percentage attributed to each performance objective for each named executive officer for 2009 are identified in the following table:

Name	Target Incentive as a Percentage of Base Salary	Performance Objective	Weighted Percentage
Kevin Loughrey	35%	2009 Budget	40%
		Environment, Health and Safety	20
		Leadership	20
		Communications	10
		Succession Planning	10
Pamela L. Saxton	25%	Regulatory Compliance	30
		Strategic Growth Initiatives	20
		Standardized Reporting	15
		Sarbanes-Oxley	15
		Tax, Treasury and Risk Operations	20
S. Scott Shellhaas	25%	Health and Safety	17
		Chief Operating Officer Transition	12
		Operational and Production Performance	15
		Management	10
		Regulatory and Environmental	20
		Strategic Growth Initiatives	16
		Systems Support	10
Mark A. Wilson	25%	Sales Volume	50
		Product Price Realization	50
Dale E. Huffman	25%	Legal Services	40
		Regulatory Compliance and Reporting	20
		Strategic Growth Initiatives	10
		Risk Management	10
		Communications	10
		Operations Support	10
Kenneth Collison	25%	Operational and Production Performance	17
		Management	10
		Environment, Health and Safety	17
		Regulatory Compliance	31
		Strategic Growth Initiatives	15
		Systems Support	10

        The total compensation for our executive officers for 2009 decreased significantly compared to compensation for 2008 as a result of the global economic downturn and the significant decline in molybdenum prices. This reduction in compensation is primarily because our executive officers received lower payments under the 2009 Performance Bonus plan due to the lower level of our pre-tax income (prepared in accordance with Canadian GAAP) and a lower level of stock-based incentives granted in 2009 compared to 2008.

        In December 2009, our Compensation and Governance Committee reviewed our performance, and on the basis of Canadian GAAP pre-tax income of $63 million (before bonuses and excluding certain non-cash accounting adjustments), bonus payments within the designated percentage ranges were considered. The performance of the individual named executive officers were based on the weighted individual goals and objectives established earlier in the year. The Compensation and Governance Committee approved the payment of the 2009 performance-based bonus with approximately 80% of the bonus amount paid in December 2009 with the remainder paid in early 2010, after the 2009 financial records were finalized. The amounts allocated to the named executive officers are included in the Non-Equity Incentive Compensation column of the Summary Compensation Table.

        The Board of Directors believes that our executives performed well in executing the Company's overall strategy, executing above the budget in the areas of operational, production and sales performance, together with pursuing expansion opportunities. Our executives responded quickly and effectively to the economic downturn that occurred in the fourth quarter of 2008, positioning our Company to weather the adverse economic environment in 2009 and to preserve our mineral resources and growth opportunities for what we expect to be a long-term positive market for molybdenum. In light of these efforts, our Board of Directors believes that the total compensation packages for 2009 of our executive officers, including our named executive officers, are appropriate.

  (ii)
  Retention Bonus Arrangements

        Retention arrangements for Messrs. Loughrey, Wilson and Huffman were initiated by the predecessor company in 2004 in order to ensure that we retained experienced senior managers through 2012, the then anticipated end of the Thompson Creek Mine's life. Under such arrangements, each of these executives is entitled to an annual retention payment of 37.5% of his respective base salary for the duration of his employment with the Company (subject to certain circumstances set forth below), paid as follows:

	Paid Each September 30		Accrued Amount Paid June 30, 2012
	Prior to 1/1/2010	After 1/1/2010	Accrued Prior to 1/1/2010	Accrued After 1/1/201	Amount to be Accrued and Paid After June 30, 2012
Kevin Loughrey	40%	70%	60%	30%	30%
Mark A. Wilson	40%	70%	60%	30%	30%
Dale E. Huffman	40%	40%	60%	60%	60%

The amount accrued as of June 30, 2012 will be paid on the earlier of June 30, 2012 or when the executive ceases to be employed by the Company, unless the executive leaves voluntarily (other than by reason of retirement at 62 or older) or is terminated for Cause (as defined in each respective employment agreement). After the June 30, 2012 payment, the arrangement will continue as long as the executive is employed by the Company unless the executive leaves voluntarily (other than by reason of retirement at 62 or older) or is terminated for Cause (as defined in each respective employment agreement). With respect to Mr. Loughrey, this payment is made regardless of the reason he leaves the Company, unless he is terminated for Cause. The arrangement has played an important role in retaining management. Payments to Messrs. Loughrey, Wilson and Huffman under the retention arrangements are included in the bonus column of the Summary Compensation Table for fiscal year 2009. Plans are underway to minimize the impact to the organization resulting from the possibility that executives and other participating employees may leave the organization when they receive their accrued payment under the retention arrangement on June 30, 2012.

Equity Compensation

        It is our compensation philosophy to provide a market-based blend of base salaries, bonuses and a long-term equity incentive awards currently in the form of options. Base salaries have been at the 50% to 75% quartiles with a greater emphasis placed on the performance bonus and equity awards. Stock options are typically granted when an individual is hired (as was the case with the 200,000 share option award made to Mr. Shellhaas when he was hired as Chief Operating Officer in August 2009), or promoted. In some cases stock options were granted for competitive or equity purposes. We believe that that the performance bonus and equity award components serve to further align the interests of management with the interests of our shareholders.

        Under the rules of the Toronto Stock Exchange, the exercise price of any equity award must be set at the "market price" as defined by the Toronto Stock Exchange and may not be set during a trading blackout period (which is generally the case when the Board of Directors meet and award options). "Market price" is defined by the Toronto Stock Exchange as the volume weighted average exercise price of the stock for five trading days preceding the award. To be even more conservative and further align the interests of management with the interests of our shareholders, the Company's equity award prices are determined by taking the greater of the volume weighted average trading price of the Company's common stock on the Toronto Stock Exchange during the five trading days preceding the date of the award and the five trading days beginning after the end of the trading blackout.

        In May 2009, after consultation with Radford, the Company decided to proceed with a voluntary surrender of stock options priced above Canadian $16.19 (U.S. $15.53), which program was announced to option holders in May 2009 with surrendered options cancelled on June 22, 2009. The total number of options surrendered for cancellation was 2,414,500. The details of options surrendered by Messrs. Loughrey, Wilson and Huffman and Ms. Saxton are set forth in Note 3 to the Outstanding Awards at 2009 Fiscal Year-End Table.

        In December 2009, the Compensation and Governance Committee approved the Company's recommendation for stock option grants for directors, executive officers and other salaried employees. The total number of options granted was 1,677,000. These stock options were made after consultation with Radford and review of similar awards made by peer companies in Canada and the U.S. The details regarding stock options granted to Messrs. Loughrey, Shellhaas, Wilson and Huffman and Ms. Saxton are set forth in the Grants of Plan-Based Awards in 2009 Fiscal Year Table. In recommending these grants, our Compensation and Governance Committee considered benchmarking information provided by Radford of the peer group practices and the capacity of our long-term incentive plan.

        With the adoption of the proposed 2010 Long-Term Incentive Plan (see Proposal 3), the Compensation and Governance Committee intends that equity awards practices will shift, in accordance with peer group practices, to include performance share units and restricted share units as opposed to solely consisting of stock options.

        In addition, as described below, after review by the Compensation and Governance Committee and approval by the Board of Directors, the Company has proposed that shareholders approve the proposed 2010 Employee Stock Purchase Plan which would be available to employees generally. See Proposal 2 for additional information.

Perquisites and Other Personal Benefits

        The Company pays personal insurance premiums for supplemental long-term disability for named executive officers. In addition, in November 2009, the Company instituted a program of paying for comprehensive medical exams for 24 people who comprise its officers, directors and executive management, which has been utilized by one named executive officer in 2009. The Company also pays for parking for three of the named executive officers and provides a fitness trainer twice a week for the voluntary use of the Denver employees. Finally, Mr. Collison received annual housing and transportation allowances, as his primary residence was in Alaska and Mr. Collison worked primarily out of our Vancouver office. We do not feel that perquisites should play an important role in the compensation of our executives, but also feel that the limited benefits described above are reasonable and in line with those provided to management level employees and align with our overall compensation goal of providing competitive compensation to our executive officers that maximizes the interests of our shareholders. For the amounts of perquisites and other personal benefits awarded to our named executive officers in 2009, see the Summary Compensation Table.

Change of Control

        Our named executive officers are entitled to certain benefits upon a change of control (as defined in the employment agreement for each named executive officers). These change of control benefits are designed to promote stability and continuity of senior management in the face of the potential uncertainty that a change of control may bring. Information regarding applicable payments upon a change of control for the named executive officers is provided under the heading "Potential Payments and Benefits Upon Termination."

Other Benefits

        We believe that benefits should be competitive with other similarly sized companies in our industry and we maintain broad-based benefits that are provided to all employees, including health and dental insurance, life and disability insurance and a 401(k) plan for U.S. employees and an annuity for Canadian employees. Participants in both the 401(k) plan and annuity plan are permitted to contribute to the plans through payroll deductions within statutory and plan limits. Participants may select from a variety of investment options. Investment options do not include our common stock. In addition, we currently provide matching contributions for the U.S. participants in the 401(k) plan, including our named executive officers and we contribute to the annuity plan for Canadian employees. For the amounts of matching contributions awarded to our named executive officers in 2009, see the Summary Compensation Table.

Income Tax and Accounting Considerations

        In the event total compensation for any named executive officer exceeds the $1 million threshold at which tax deductions are limited under Code Section 162(m), our Compensation and Governance Committee intends to balance tax deductibility of executive compensation with its responsibility to retain and motivate executives with competitive compensation programs. As a result, our Compensation and Governance Committee may take such actions as it deems to be in the best interests of the shareholders, including: (i) provide non-deductible compensation above the $1 million threshold; (ii) require deferral of a portion of the bonus or other compensation to a time when payment may be deductible by us; and/or (iii) modify existing programs to qualify bonuses and other performance-qbased compensation to be exempt from the deduction limit. The proposed 2010 Long-Term Incentive Plan (see Proposal 3) has been structured to permit the grant of awards that will be fully deductible.

COMPENSATION AND GOVERNANCE COMMITTEE REPORT

        We, the Compensation and Governance Committee of the Board of Directors of Thompson Creek Metals Company Inc., have reviewed and discussed the Compensation Discussion and Analysis set forth above with the management of the Company, and, based on such review and discussion, have recommended to the Board of Directors inclusion of the Compensation Discussion and Analysis in this Proxy Statement and, through incorporation by reference from this Proxy Statement, the Company's Annual Report on Form 10-K for the year ended December 31, 2009.

        This Compensation and Governance Committee Report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

COMPENSATION AND GOVERNANCE COMMITTEE

Timothy J. Haddon, Chairman
Denis C. Arsenault
Kerry J. Knoll

SUMMARY COMPENSATION TABLE FOR FISCAL YEARS 2009, 2008 AND 2007

        The following Summary Compensation Table sets forth the compensation of our named executive officers during the 2009, 2008 and 2007 fiscal years.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)		Total ($)
Kevin Loughrey	2009	525,000	78,750	729,100	200,550	18,514		1,551,914
Chairman, Chief Executive	2008	525,000	75,938	2,002,000	950,000	19,817		3,572,755
Officer and Director	2007	450,000	62,813	—	675,000	15,480		1,203,293
Pamela L. Saxton	2009	275,000	—	348,700	78,785	18,193		720,678
Chief Financial Officer and	2008	100,962	—	1,398,000	175,833	11,919		1,686,714
Vice President, Finance	2007	—	—	—	—	—		—
S. Scott Shellhaas	2009	115,385	—	1,858,402	42,975	9,087		2,025,849
Vice President,	2008	—	—	—	—	—		—
Chief Operating Officer	2007	—	—	—	—	—		—
Mark A. Wilson	2009	270,000	40,500	348,700	77,355	17,254		753,809
Vice President,	2008	270,000	39,000	500,500	378,000	12,981		1,200,481
Sales and Marketing	2007	224,231	32,625	—	140,750	10,904		408,510
Dale E. Huffman	2009	220,000	33,000	221,900	47,750	18,213		540,863
Vice President, General	2008	220,000	31,500	250,250	289,250	13,029		804,029
Counsel and Secretary	2007	179,039	19,500	—	120,000	8,952		327,491
Kenneth Collison	2009	291,126	—	—	—	678,046	(5)	969,172
Former Chief Operating	2008	267,842	—	250,250	373,142	52,162		943,396
Officer	2007	293,480	—	—	382,030	57,524		733,034

(1)
These amounts were paid under the terms of the retention arrangements described below under the heading "Retention Payments."

(2)
These amounts do not represent the amounts actually paid to or realized by the named executive officers for these awards during fiscal years 2009, 2008 and 2007. These amounts represent the aggregate grant date fair value of option awards computed in accordance with stock-based compensation accounting rules (FASB ASC Topic 718) for 2009, 2008 and 2007, with the exception of ignoring the impact of the forfeiture rate relating to service-based vesting conditions. A discussion of the assumptions used in calculating the award values for the purposes of this table may be found in Note 13 to our 2009 audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2009, as amended, as filed with the SEC. In the case of Mr. Shellhaas, the amount includes an option award to purchase 200,000 shares that was made at the time that he was hired in August 2009.

(3)
These amounts were earned under the terms of the 2009 Performance Bonus Plan, which is described below and in the "Compensation Discussion and Analysis" section of this proxy statement. Approximately 20% of this amount was paid in February 2010.

(4)
The components of the items in the All Other Compensation column consist of the following:

	Qualified Savings (401(k))—Company Contribution ($)	Group Life— (Imputed Income) ($)	Long Term Disability (Supplemental) ($)
Kevin Loughrey	12,250	1,032	5,232
Pamela L. Saxton	12,250	1,032	4,911
S. Scott Shellhaas	7,490	660	937
Mark A. Wilson	12,250	497	4,507
Dale E. Huffman	12,236	877	5,100
(5)
In the case of Mr. Collison, $649,723 represents a severance payment under the terms of his employment agreement. See the section titled "Potential Payments and Benefits Upon Termination" for further discussion concerning the terms of his severance. Mr. Collison also received a housing allowance of $24,981 in 2009 to cover housing expenses in Vancouver where he worked since the location of his primary residence is in Juneau, Alaska.

GRANTS OF PLAN-BASED AWARDS IN 2009 FISCAL YEAR

        The following table shows the range of potential payments that could have been earned under the cash incentive awards granted to our named executive officers in 2009, as well as the time-vested stock awards granted to them during the year ended December 31, 2009.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Option Awards: Number of Shares of Stock or Units (#)		Exercise or Base Price of Option Awards ($/Sh)(2)	Closing Market Price on Date of Award ($/Sh)(3)	Grant Date Fair Value of Stock and Options Awards ($)
Name	Grant Date	Threshold ($)	($)	($)
Kevin Loughrey		157,500	183,750	210,000
	12/2/2009				115,000		12.14	12.51	729,100
Pamela L. Saxton		55,000	68,750	82,500
	12/2/2009				55,000		12.14	12.51	348,700
S. Scott Shellhaas		60,000	75,000	90,000
	8/6/2009				200,000	(4)	14.36	14.49	1,446,302
	12/2/2009				65,000		12.14	12.51	412,100
Mark A. Wilson		54,000	67,500	81,000
	12/2/2009				55,000		12.14	12.51	348,700
Dale E. Huffman		44,000	55,000	66,000
	12/2/2009				35,000		12.14	12.51	221,900
Kenneth Collison	—	—	—	—	—		—	—	—

(1)
Represents the range of payments that could have been earned under the 2009 Performance Bonus Plan. Projected performance bonus potential payout for 2009 was 30% to 40% of base salary for Mr. Loughrey and 20% to 30% of respective base salary for the other named executive officers. The actual amounts earned are listed in the Non-Equity Incentive Payments column of the Summary Compensation Table.

(2)
See discussion below under "Equity Awards" regarding the way that the Company is required, under the rules of the Toronto Stock Exchange, to establish exercise prices.

(3)
The closing market price of the Company's common stock on the Toronto Stock Exchange has been converted to U.S. dollars based on the exchange rate of the Bank of Canada on the date of award.

(4)
Represents an option award that was made at the time Mr. Shellhaas was hired as Chief Operating Officer in August 2009.

Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table

Employment Contracts

        We have employment agreements with each of our named executive officers. The following summary of certain provisions of these employment agreements does not purport to be complete and is subject to, and is qualified in its entirety by, reference to the actual text of the employment agreements of the named executive officers, copies of which are exhibits to our SEC filings.

        Each of the employment agreements of our named executive officers (other than Mr. Collison whose employment agreement terminated upon his resignation from our Company on September 30, 2009) are for an indefinite term, subject to certain termination rights described below. See "Potential Payments and Benefits Upon Termination" for further discussion regarding the terms of Mr. Collison's resignation. Pursuant to their respective employment agreements, for 2010 Mr. Loughrey is entitled to an annual base salary equal to $541,500, Ms. Saxton is entitled to an annual base salary equal to $283,500, Mr. Wilson is entitled to an annual base salary equal to $278,500, Mr. Shellhaas is entitled to an annual base salary equal to $308,500 and Mr. Huffman is entitled to an annual base salary equal to $227,000. For 2009, salaries paid to our named executive officers accounted for the following percentages of their total compensation shown in the Summary Compensation Table: Mr. Loughrey (34%), Ms. Saxton (38%), Mr. Shellhaas (6%), Mr. Wilson (36%), Mr. Collison (30%) and Mr. Huffman (41%).

        Provisions of the employment agreements of our named executive officers that relate to severance pay and termination benefits (including upon a change of control) are described below in the section entitled "Potential Payments and Benefits Upon Termination."

2009 Performance Bonus Plan Compensation

        The Non-Equity Incentive Compensation set forth in the Summary Compensation Table for Fiscal Year 2009 reflects cash incentive compensation earned under the 2009 Performance Bonus Plan. As more fully described in the "Compensation Discussion and Analysis" section of this proxy statement, the bonus pool for all eligible employees, including the named executives officers, was set at 3% of pre-tax income for 2009 prepared in accordance with Canadian GAAP. The individual performance criteria for each of the named executive officers are detailed in the Compensation Discussion and Analysis. The potential payouts under the Plan for the named executive officers are set forth in the Grants of Plan-Based Awards in 2009 Fiscal Year Table and the actual payments are shown in the Summary Compensation Table.

Retention Payments

        The amounts shown in the bonus column of the Summary Compensation Table are paid to Messrs. Loughrey, Wilson and Huffman pursuant to the terms of retention arrangements that were initiated by a predecessor company in 2004 in order to ensure that the Company retained experienced senior managers through 2012 which was the then anticipated end of the Thompson Creek Mine's life. Under such arrangements, each of these executives is entitled to an annual retention payment of 37.5%

of his respective base salary for the duration of his employment with the Company (subject to certain circumstances set forth below), or the Retention Payment, which vests quarterly and is paid as follows:

	Paid Each September 30		Accrued Amount Paid June 30, 2012
	Prior to 1/1/2010	After 1/1/2010	Accrued Prior to 1/1/2010	Accrued After 1/1/2010	Amount to be Accrued and Paid After June 30, 2012
Kevin Loughrey	40%	70%	60%	30%	30%
Mark A. Wilson	40%	70%	60%	30%	30%
Dale E. Huffman	40%	40%	60%	60%	60%

        The accrued amounts will be paid on the earlier of June 30, 2012 or when the executive ceases to be employed by the Company, unless the executive leaves voluntarily (other than retirement at 62 or older) or is terminated for cause. After the June 30, 2012 payment, the arrangement will continue as long as the executive is employed by the Company unless the executive leaves voluntarily (other than by reason of retirement at 62 or older) or is terminated for Cause (as defined in each respective employment agreement). With respect to Mr. Loughrey, this payment is made regardless of the reason he leaves the Company, unless he is terminated for Cause. In the case of termination of employment, payment of the accrued amount will be delayed to the earliest of six months after the termination date or such other date as will not result in such payment being subject to interest and additional tax imposed under Internal Revenue Code Section 409A(a).

Equity Awards

        We grant stock options to our named executive officers pursuant to our Amended Incentive Stock Option Plan. Under the rules of the Toronto Stock Exchange an equity award exercise price must be calculated based on "market price" and may not be set during a trading blackout. "Market price" is defined by the Toronto Stock Exchange as the volume weighted average trading price of the common stock on the Toronto Stock Exchange during the five trading days preceding the date of the award. Since the Board of Directors meetings at which awards are made generally occur during a trading blackout, the Company takes the additional precautionary measure of pricing options at the greater of the volume weighted average trading price of the Company's common stock on the Toronto Stock Exchange during the five trading days preceding the date of the award and the five trading days beginning after the end of the trading blackout.

        The stock options generally vest one-third on the grant date and one-third on each of the next two anniversaries of the grant date and expire five years from the grant date. Generally, stock options are not transferable; however, our Amended Incentive Stock Option Plan permits transfers by will and the laws of decent and distribution. Stock options will become immediately exercisable (a) upon a change of control of our Company (as defined in the plan) so long as (i) we terminate such named executive officer in accordance with the terms of his/her employment agreement or (ii) such named executive officer elects to terminate his/her employment in accordance with the terms of his/her employment agreement, or (b) upon certain events of termination as specified in each individual's employment agreement.

        For information regarding the proposed 2010 Long-Term Incentive Plan, see Proposal 3 included in this proxy statement.

Additional Information

        We have provided additional information regarding the compensation we pay to our named executives in the "Compensation Discussion and Analysis" section of this proxy statement.

 OUTSTANDING EQUITY AWARDS AT 2009 FISCAL YEAR-END

        The following table provides information on the holdings of stock options and stock awards by our named executive officers on December 31, 2009. For additional information about the option awards, see the description of equity incentive compensation in the "Compensation Discussion and Analysis" section of this proxy statement.

	Option Awards
Name	Option Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)(2)	Option Expiration Date
Kevin Loughrey(3)	11/9/2006	225,000	—	6.47	11/19/2011
	12/1/2006	250,000	—	7.42	12/1/2011
	12/2/2009	38,334	76,666	12.14	12/2/2014
Pamela L. Saxton(3)	8/7/2008	100,000	—	15.40	8/7/2013
	12/2/2009	18,334	36,666	12.14	12/2/2014
S. Scott Shellhaas	8/6/2009	16,667	133,333	14.36	11/6/2014
	12/2/2009	21,667	43,333	12.14	12/2/2014
Mark A. Wilson(3)	11/9/2006	170,000	—	6.47	11/9/2011
	12/2/2009	18,334	36,666	12.14	12/2/2014
Dale E. Huffman(3)	11/9/2006	100,000	—	6.47	11/9/2011
	12/2/2009	11,667	23,333	12.14	12/2/2014
Kenneth Collison	11/9/2006	200,000	—	6.47	9/30/2011
	5/8/2008	25,000	—	22.76	9/30/2011

(1)
Options vest ratably in one-third increments on the date of grant and on the first and second anniversaries of the date of grant. Thus, one-third of the shares covered by the options in this column will vest on the next anniversary of the date of grant.

(2)
The exercise prices have been converted from Canadian dollars to U.S. dollars based on the Bank of Canada exchange rate on the date of grant which may be different from the exchange rate on the date of exercise for all of the awards except for the December 2, 2009 awards which were originally granted in U.S. dollars.

(3)
The following options were surrendered on June 22, 2009:

Name	Award Date	Number of Shares (#)	Exercise Price ($)
Kevin Loughrey	May 8, 2008	200,000	22.76
Pamela L. Saxton	August 7, 2008	100,000	15.40
Mark A. Wilson	May 8, 2008	50,000	22.76
Dale E. Huffman	May 8, 2008	25,000	22.76

POTENTIAL PAYMENTS AND BENEFITS UPON TERMINATION

  Estimated Payments Upon Death or Disability

        In the event of a termination by reason of death or disability of a named executive officer, we are required, pursuant to the executive's employment agreement, to pay such executive or his estate in a lump-sum the equivalent of four weeks of base salary at such executive's then-existing base salary multiplied by the number of years that such named executive officer has worked at our Company, which calculation shall take into account partial years of service. In the event the termination is by reason of disability, such payment is conditional upon the named executive officer executing a general release of claims in a form satisfactory to our Company. In addition, we are required, pursuant to the executive's employment agreement, to pay such executive or his estate in a lump-sum the equivalent of such executive's accrued vacation at the time of termination, provided such accrued vacation can never exceed more than seven weeks.

        Finally, we are required, pursuant to such executive's employment agreement, to pay Messrs. Loughrey, Wilson and Huffman any remaining retention payments otherwise due to such executive pursuant to the schedule described above under the section entitled "Grants of Plan-Based Awards for 2009 Fiscal Year—Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table—Employment Contracts"; provided such named executive officer executes a general release of claims in a form satisfactory to our Company.

  Estimated Payments Upon Termination For Other Reasons

        Under the terms of the employment agreements of our named executive officers, if we terminate their employment other than for Cause (as defined in each respective employment agreement), then the terminated officer is entitled to receive in a lump-sum, less any required withholdings, (i) the equivalent of 24 months' base salary in effect on the date notice of termination is given, or the notice date, (ii) the equivalent of four weeks of base salary at their then-existing base salary multiplied by the number of years such officer has worked at our Company, (iii) the equivalent of such officer's accrued vacation at the time of the notice date; provided such accrued vacation can never exceed more than seven weeks, (iv) a pro-rated bonus payment based on our Company's actual performance, and (v) the equivalent of 24 multiplied by the last monthly premium amount that we have paid on such officer's behalf for long-term disability insurance prior to termination. Messrs. Loughrey, Wilson and Huffman are also entitled to any remaining retention payment otherwise due to them pursuant to the schedule described above under the section entitled "Grants of Plan-Based Awards for 2009 Fiscal Year—Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table—Employment Contracts."

        Any stock options granted to our named executive officers which otherwise would have vested during the 24 months following the notice date shall vest immediately and remain exercisable until the earlier of the original expiry date and 24 months following the notice date. Finally, our named executive officers are entitled to continuation of medical, health and insurance benefits during the 24-month period. Any amounts otherwise due to our named executive officers are conditioned upon such officer executing a general release of claims in a form satisfactory to our Company.

        Following termination, our named executive officers are subject to non-solicitation requirements for 24 months, as well as confidentiality obligations.

  Estimated Payments Upon a Change of Control

        In the event there is a change of control (as defined in the employment agreements) and (i) within 120 days of such change of control, a named executive officer elects to terminate his/her employment, or (ii) within 12 months of such change of control, we give notice of our intention to terminate his/her employment for any reason other than just cause, or a triggering event (as defined in the employment agreements) occurs and such officer elects to terminate his/her employment, then such officer is entitled to receive in a lump-sum, less any required withholdings, (i) the equivalent of 36 months' base salary in effect on the notice date, (ii) the equivalent of four weeks of base salary at such officer's then-existing base salary multiplied by the number of years that such officer has worked at our Company, (iii) the equivalent of such officer's accrued vacation at the time of the notice date; provided such accrued vacation can never exceed more than seven weeks, (iv) a pro-rated bonus payment based on our performance bonus guidelines, and (v) the equivalent of 36 multiplied by the last monthly premium amount that we have paid on such officer's behalf for long-term disability insurance prior to termination. Messrs. Loughrey, Wilson and Huffman are also entitled to any remaining retention payment otherwise due to him pursuant to the schedule described above under the section entitled "Grants of Plan-Based Awards for 2009 Fiscal Year—Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table—Employment Contracts."

        Upon a change of control (as defined in the employment agreements) any stock options granted to our named executive officers which otherwise would have vested during the 36 months following the notice date shall vest immediately and remain exercisable until the earlier of the original expiry date and 36 months following the notice date In addition, a change of control of our Company could result in one or more of the executives being terminated other than for Cause, or one or more of the executives terminating his respective employment. In either of these events, the severance arrangements described herein would apply. Finally, our named executive officers are entitled to continuation of medical, health and insurance benefits during the 36-month period following a change of control.

        The tables below describe and quantify certain compensation that would become payable under existing plans and arrangements if the named executive officer's, other than Mr. Collison's, employment had terminated on December 31, 2009, or if a change of control occurred on that date, given the named executive officer's compensation and service levels as of such date and, if applicable, based on our closing stock price on that date. These benefits are in addition to benefits available generally to salaried employees. Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be different. No value is attributed to the acceleration of options since the exercise price of all options was below the trading price of the common stock on December 31, 2009. Factors that could affect these amounts include the timing during the year of any such event and our stock price. To the extent that any payment would be subject to interest and additional tax imposed pursuant to Internal Revenue Code Section 409A, then such payment will be paid on the date that is the earliest of six months from the termination date or such other date as will not result in such payment being subject to such Section 409A sanctions.

        In addition, we have agreed with each named executive officer that, in the event any payment received or to be received by such officer would (a) constitute a "parachute payment" within the meaning of Section 280G, and (b) would otherwise be subject to the excise tax imposed by Section 4999 of the Code, then such payments shall be either: (i) provided to such named executive officer in full, or (ii) provided to such named executive officer as to such lesser extent which would result in no portion of such payment being subject to such excise tax, whichever of the amounts, when taking into account applicable federal, state, local and foreign income and employment taxes, the excise tax and any other taxes, results in the named executive officer receiving (on an after tax basis) the greatest amount of benefits (notwithstanding the fact that all or some of the payments may be taxable). Any reduction necessary would be calculated at the time of the termination event or change of control and is not reflected in the estimated amounts provided in the tables below.

        Mr. Collison resigned from our Company effective September 30, 2009. Our payment obligations to Mr. Collison in connection with his resignation are described under the heading "Kenneth Collison" below.

KEVIN LOUGHREY

        The following table shows the potential payments upon termination or a change of control of the Company for Kevin Loughrey, our Chairman and Chief Executive Officer.

	Voluntary Termination ($)	Normal Retirement ($)	Involuntary not for Cause ($)	Involuntary for Cause ($)	Change of Control ($)	Disability ($)	Death ($)
Severance(1)	0	0	1,083,000	0	1,624,500	0	0
Severance(2)	524,496	524,496	524,496	0	524,496	524,496	524,496
Retention(3)	515,672	515,672	515,672	0	515,672	515,672	515,672
Continuation of Healthcare Benefits(4)	0	0	44,206	0	67,792	0	0
Unused Vacation Pay	8,330	8,330	8,330	8,330	8,330	8,330	8,330

Total	1,048,498	1,048,498	2,175,704	8,330	2,740,790	1,048,498	1,048,498

(1)
As provided in his Employment Agreement.

(2)
From the 2004 Retention and Severance Arrangement.

(3)
From the 2004 Retention and Severance Arrangement.

(4)
Includes medical, dental and life, including certain taxes related thereto.

PAMELA L. SAXTON

        The following table shows the potential payments upon termination or a change of control of the Company for Ms. Saxton, our Chief Financial Officer and Vice President, Finance.

	Voluntary Termination ($)	Normal Retirement ($)	Involuntary not for Cause ($)	Involuntary for Cause ($)	Change of Control ($)	Disability ($)	Death ($)
Severance(1)	0	0	567,000	0	850,500	0	0
Severance(2)	0	30,710	30,710	0	30,710	30,710	30,710
Continuation of Healthcare Benefits(3)	0	0	44,206	0	67,792	0	0
Unused Vacation Pay	6,542	6,542	6,542	6,542	6,542	6,542	6,542

Total	6,542	37,252	648,458	6,542	955,544	37,252	37,252

(1)
As provided in her Employment Agreement.

(2)
As provided in her Employment Agreement.

(3)
Includes medical, dental and life, including certain taxes related thereto.

MARK A. WILSON

        The following table shows the potential payments upon termination or a change of control of the Company for Mr. Wilson, our Vice President, Sales and Marketing.

	Voluntary Termination ($)	Normal Retirement ($)	Involuntary not for Cause ($)	Involuntary for Cause ($)	Change of Control ($)	Disability ($)	Death ($)
Severance(1)	0	0	557,000	0	835,500	0	0
Severance(2)	0	106,705	106,705	0	106,705	106,705	106,705
Retention(3)	0	239,297	239,297	0	239,297	239,297	239,297
Continuation of Healthcare Benefits(4)	0	0	47,436	0	72,720	0	0
Unused Vacation Pay	5,356	5,356	5,356	5,356	5,356	5,356	5,356

Total	5,356	351,358	955,794	5,356	1,259,578	351,358	351,358

(1)
As provided in his Employment Agreement.

(2)
From the 2004 Retention and Severance Arrangement.

(3)
From the 2004 Retention and Severance Arrangement.

(4)
Includes medical, dental and life, including certain taxes related thereto.

S. SCOTT SHELLHAAS

        The following table shows the potential payments upon termination or a change of control of the Company for Mr. Shellhaas, our Vice President and Chief Operating Officer.

	Voluntary Termination ($)	Normal Retirement ($)	Involuntary not for Cause ($)	Involuntary for Cause ($)	Change of Control ($)	Disability ($)	Death ($)
Severance(1)	0	0	617,000	0	925,500	0	0
Severance(2)	0	9,297	9,297	0	9,297	9,297	9,297
Continuation of Healthcare Benefits(3)	0	0	44,206	0	67,792	0	0
Unused Vacation Pay	0	0	0	0	0	0	0
	0	0	0	0	0	0	0

Total	0	9,297	670,503	0	1,002,589	9,297	9,297

(1)
As provided in his Employment Agreement.

(2)
As provided in his Employment Agreement.

(3)
Includes medical, dental and life, including certain taxes related thereto.

DALE E. HUFFMAN

        The following table shows the potential payments upon termination or a change of control of the Company for Mr. Huffman, our Vice President, General Counsel and Secretary.

	Voluntary Termination ($)	Normal Retirement ($)	Involuntary not for Cause ($)	Involuntary for Cause ($)	Change of Control ($)	Disability ($)	Death ($)
Severance(1)	0	0	454,000	0	681,000	0	0
Severance(2)	0	54,729	54,729	0	54,729	54,729	54,729
Retention(3)	0	147,281	147,281	0	147,281	147,281	147,281
Continuation of Healthcare Benefits(4)	0	0	44,056	0	67,567	0	0
Unused Vacation Pay	8,731	8,731	8,731	8,731	8,731	8,731	8,731

Total	8,731	210,741	708,797	8,731	959,308	210,741	210,741

(1)
As provided in his Employment Agreement.

(2)
From the 2004 Retention and Severance Arrangement.

(3)
From the 2004 Retention and Severance Arrangement.

(4)
Includes medical, dental and life, including certain taxes related thereto.

KENNETH COLLISON

        The following table shows the actual payments made upon termination of Mr. Collison's employment September 30, 2009 as a result of the Chief Operating Officer position being relocated to the Denver, Colorado area.

Involuntary not for Cause ($)
Salary (24 months)(1)	649,723
Unused Vacation Pay	47,480
Value of Continuation of Healthcare Benefits(2)	131,714
Payment for loss of disability insurance(3)	3,342

Total	832,259

(1)
Amount is in accordance with the terms of his Employment Agreement. One-half was paid in 2009 and one half in 2010.

(2)
Includes medical, dental and life. Health and medical plans are paid by the Company until the earlier of when Mr. Collison has alternate coverage under the terms of new employment or the second anniversary of the termination date.

(3)
Represents a cash payment equal to the Company's cost of providing long-term disability for two years.

 EQUITY COMPENSATION PLAN INFORMATION

        The following table provides information as of December 31, 2009 with respect to shares of our common stock that may be issued under our existing equity compensation plans, including our Amended Incentive Stock Option Plan.

	A		B		C
Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Option(s)		Weighted Average Exercise Price of Outstanding Options		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column A)
Equity Compensation Plans Approved by Shareholders(1)	6,343,667	(2)	$10.41	(3)	783,315	(4)
Equity Compensation Plans Not Approved by Shareholders	0		—		0

(1)
Consists of Amended Incentive Stock Option Plan.

(2)
As of March 31, 2010, the number of securities to be issued upon exercise of outstanding option(s) was 5,779,666, which represents 4.1% of the 139,781,591 shares of common stock outstanding as of March 31, 2010 or 3.97% of the shares that would be outstanding if all of the outstanding options were exercised.

(3)
As of March 31, 2010, the weighted average exercise price of outstanding options was $10.45.

(4)
As of March 31, 2010 the number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in Column A above) was 1,076,982.

 SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

        The following table sets forth information concerning the beneficial ownership of our common stock by our directors, our named executive officers as well as all of our directors and executive officers as a group, as of March 31, 2010. Beneficial ownership is determined in accordance with the rules and regulations of the SEC. For purposes of calculating the percentage beneficially owned, the number of shares of our common stock includes 139,781,591 shares of our common stock outstanding as of March 31, 2010 and the shares of our common stock subject to options held by the person or group that are currently exercisable or exercisable within 60 days from March 31, 2010. The address of all persons listed below is c/o Thompson Creek Metals Company Inc., 26 West Dry Creek Circle, Suite 810, Littleton, Colorado 80120.

Name	Shares Beneficially Owned(1)		Options Exercisable within 60 Days	Percent
Kevin Loughrey	13,750		513,334		*
Ian McDonald	133,173		16,667		*
Timothy Haddon	10,000		29,792		*
Denis Arsenault	131,500	(2)	127,500		*
Carol T. Banducci	—		—		*
James Freer	—		176,459		*
James Geyer	2,000		26,459		*
Kerry Knoll	198,495		—		*
Thomas O'Neil	2,000	(3)	26,459		*
Pamela Saxton	—		118,334		*
Mark A. Wilson	12,100	(4)	188,334		*
S. Scott Shellhaas	—		38,334		*
Dale E. Huffman	19,000	(5)	111,667		*
Kenneth Collison	17,330		225,000		*
All executive officers and directors as a group (14 persons)	539,348		1,598,339	1.51	%(6)

*
Less than 1.0%.

(1)
Unless otherwise noted, each director and executive officer has sole voting and investment power with respect to the shares shown as beneficially owned by him or her.

(2)
Includes 53,000 shares held in the Registered Retirement Savings Plan (RRSP), 2,940 shares held by his spouse and 5,900 held in his spouse's RRSP.

(3)
Shares are held in a family trust with respect to which Mr. O'Neil controls voting.

(4)
Includes 6,800 shares held in Mr. Wilson's IRA, 300 shares held in his spouse's IRA, 200 shares held by his spouse and 400 shares held by his minor children.

(5)
Shares are held in Mr. Huffman's IRA (16,725 shares) and his spouse's IRA (2,275 shares).

(6)
Assumes that all options held by all directors and officers included in the group that are currently exercisable are exercised.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

        Based solely on our review of filings with the SEC, we do not believe that there are any shareholders who beneficially owned more than 5% of the outstanding shares of our common stock as of March 31, 2010.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC and the NYSE. Executive officers, directors and greater than 10% shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

        Based solely on our review of the copies of such forms furnished to us, or written representations that no Forms 5 were required, we believe that during the fiscal year ended December 31, 2009 all Section 16(a) filing requirements applicable to our officers and directors were complied with.

AUDIT COMMITTEE REPORT

        The Audit Committee of our Board of Directors is comprised of the three directors named below. It operates pursuant to a written charter adopted by our Board of Directors which can be viewed in the "Corporate Info" section of our website at www.thompsoncreekmetals.com.

        The role of the Audit Committee is to assist our Board of Directors in its oversight of the Company's financial reporting process. Our Board of Directors, in its business judgment, has determined that all members of the Audit Committee are "independent," as required by applicable listing standards of the NYSE and the rules and regulations promulgated by the SEC. The management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements, the Company's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Company's independent auditors are responsible for auditing the Company's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

        In the performance of its oversight function, the Audit Committee has considered and discussed with management and the Company's independent auditors, KPMG LLP, the audited financial statements for the year ended December 31, 2009 and management's assessment of the effectiveness of our internal control over financial reporting as of December 31, 2009. The Audit Committee has also discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA , Professional Standards, Vol.1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. Finally, the Audit Committee has received the written disclosures and the letter from KPMG LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence, and the Audit Committee has discussed with KPMG LLP that firm's independence. The Audit Committee also considered whether KPMG LLP's non-audit services, including International Financial Reporting Standards (IFRS) training and consulting and tax consulting on various matters, are compatible with maintaining KPMG LLP's independence.

        Members of the Audit Committee rely without independent verification on the information provided to them on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company's auditors are in fact "independent."

        Based upon the reviews and discussions referred to above, in reliance on management and the independent registered accounting firm, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2009 filed with the SEC.

        This Audit Committee Report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Denis C. Arsenault, Chairman
James L. Freer
James P. Geyer

 APPROVAL OF 2010 EMPLOYEE STOCK PURCHASE PLAN
(PROPOSAL 2)

        The Company's shareholders are being asked to approve the Thompson Creek Metals Company Inc. 2010 Employee Stock Purchase Plan (the "ESPP") so that participating employees may receive the special tax treatment provided by the Code. The Board of Directors approved the ESPP on April 2, 2010, subject to shareholder approval.

        The purpose of the ESPP is to provide eligible employees of the Company and participating subsidiaries with the opportunity to purchase shares of Company common stock at a discount through voluntary automatic payroll deductions, thereby attracting, retaining and rewarding such employees and strengthening the mutuality of interest between such employees and the Company and its shareholders. A copy of the ESPP is attached hereto as Exhibit A. The following summary of the material features of the ESPP is qualified in its entirety by reference to the complete text of the ESPP.

Shares Subject to ESPP

        One million shares of common stock are available for issuance under the ESPP (representing 0.7% of the shares outstanding as of March 31, 2010). If there is a change in the Company's outstanding shares of common stock by reason of a stock dividend or distribution, stock spilt, recapitalization, combination or exchange of shares or by reason of certain other corporate transactions specified in the ESPP, the number of shares available for issuance under the ESPP will be equitably adjusted.

Administration

        The ESPP will be administered by our Board of Directors acting on the recommendations of the Compensation and Governance Committee of our Board of Directors. Our Board is authorized to establish rules and regulations and to make such determinations and interpretations and to take any action in connection with the ESPP and any benefits granted thereunder as it deems necessary or advisable. Any such interpretations and decisions will be final and binding upon all persons.

Eligible Employees

        Any employee of the Company or any of its participating subsidiaries will be eligible to participate in the ESPP as of the first full offering period following six months of continuous employment. An employee's right to participate in the ESPP will terminate when the employee's employment with the Company or participating subsidiary terminates.

Offering Periods

        The ESPP will be implemented by consecutive six-month offering periods with a new offering period commencing on the first day of January and on the first day of July of each year and continuing thereafter to the last day of June (January 1 - June 30 offering period) or the last day of December (July 1 - December 31 offering period), respectively. Shares will be allocated effective as of the first NYSE trading day following each offering period.

Payroll Deductions

        To participate, an eligible employee must authorize payroll deductions, which may not be less than one percent (1%) nor more than fifteen percent (15%) of the employee's base wages or salary, including overtime and shift pay, but excluding commissions, bonus or incentive payments, severance pay, and any special compensation. The number of shares a participant receives following each offering period will be determined by dividing the total amount of payroll deductions withheld from the participant's compensation during that offering period by the relevant purchase price. The purchase price shall not be less than eighty-five percent (85%) of the lesser of the closing price of the common stock on the New

York Stock Exchange Composite Transactions list (as reported on www.NYSE.com, excluding any after-market trades) either (i) at the beginning of the offering period or (ii) on the share purchase date.

Limitations on Eligibility and Participation

        No employee will be eligible to participate in an offering period to the extent such participation would cause the employee (including any related person) to own five percent (5%) or more of either the total combined voting power or value of all classes of stock of the Company. No employee's rights to purchase common stock pursuant to the ESPP may accrue at a rate that exceeds twenty-five thousand U.S. dollars (US$25,000.00) in market value of common stock per calendar year. Insiders may not participate in an offering to the extent that such participation would, at any time, cause the number of shares issuable to insiders of the Company, or issued to insiders of the Company within any one year period, under all security-based compensation arrangements of the Company to exceed ten percent (10%) of the Company's total issued and outstanding shares.

Withdrawals

        No participating employee may suspend or withdraw amounts contributed by payroll deduction during any offering period, except in cases of unforeseeable emergency.

Termination of Employment

        If a participant dies, retires or otherwise terminates employment (whether by resignation or involuntary termination, with or without cause), his or her accumulated payroll deductions as of the date of death, retirement or other termination will be refunded, with no adjustment for interest.

Assignability

        Rights granted under the ESPP are not transferable by a participant, other than by will or the laws of descent and distribution, and are exercisable during a participant's lifetime only by the participant.

Amendment

        Our Board of Directors may amend the ESPP at any time, subject to any required shareholder approval to comply with the requirements of any applicable law, regulatory body, or stock exchange. The Board of Directors may also suspend or discontinue the ESPP at any time.

New Plan Benefits

        Because benefits under the ESPP will depend on employees' elections to participate at various future dates, it is not possible to determine the benefits that will be received by executive officers and other employees. Non-employee directors are not eligible to participate in the ESPP. The maximum value of shares that may be purchased in any calendar year by any participant in the ESPP is twenty-five thousand U.S. dollars (US$25,000.00).

U.S. Federal Income Tax Consequences

        The ESPP is intended to be an "employee stock purchase plan" as defined in Code Section 423. As a result, a participant will pay no federal income tax upon enrolling in the ESPP or upon purchase of the shares under the ESPP. A participant may recognize income and/or gain or loss upon the sale or other disposition of shares purchased under the ESPP, the amount and character of which will depend on whether the shares are held for two years from the first day of the relevant offering period.

        If the participant sells or otherwise disposes of the shares within that two year period, the participant will recognize ordinary income on the date of disposition in an amount equal to the excess of the market price of the shares on the date of purchase over the purchase price and the Company will be entitled to a tax deduction for the same amount.

        If the participant sells or otherwise disposes of the shares after holding the shares for the two-year period, the participant will recognize ordinary income at the time in an amount equal to the lesser of (i) the excess of the market price of the shares on the first day of the offering period over the purchase price, or (ii) the excess of the market price of the shares on the date of disposition over the purchase price. The Company will not be entitled to any tax deduction with respect to shares purchased under the ESPP if the shares are held for the requisite two-year period.

        The participant may also recognize capital gain or loss at the time of disposition of the shares, either short-term or long-term, depending on the holding period for the shares.

        The foregoing discussion is not intended to cover all tax consequences of participation in the ESPP. The tax consequences outlined above apply only with respect to an employee whose income is subject to United States federal income tax. Different or additional rules may apply to individuals who are subject to income tax in a foreign jurisdiction and/or are subject to state/local income tax in the United States.

Canadian Federal Income Tax Consequences

        An employee of the Company (or of a participating subsidiary) who is a resident of Canada for purposes of the Income Tax Act (Canada) will pay no Canadian federal income tax upon enrolling in the ESPP. Where shares are purchased under the ESPP for the account of such an employee and the purchase price paid for the shares is less than the fair market value of the shares, the employee will realize a taxable benefit in the year of purchase equal to the difference between the fair market value of the shares at the time of purchase and the purchase price paid by the employee. The employee's cost of any shares so acquired will be equal to the purchase price paid plus the amount of the taxable benefit and must be averaged with the adjusted cost base of any other identical shares held by the employee as capital property for purposes of determining the adjusted cost base of all such shares. An employee generally will recognize a capital gain (or capital loss) upon the sale or other disposition of shares purchased under the ESPP to the extent that the employee's proceeds on disposition exceed (or are less than) the aggregate of the employee's adjusted cost base of the shares immediately before the disposition and any reasonable costs of disposition.

        The foregoing discussion is not intended to cover all Canadian tax consequences of participation in the ESPP. The tax consequences outlined above apply only with respect to an employee whose worldwide income is subject to Canadian federal income tax. Different or additional rules may apply to individuals who are subject to income tax in another jurisdiction.

Other Information

        The ESPP is intended to go into effect on July 1, 2010, once shareholder approval is obtained.

Proposed Resolution and Board's Recommendation

        The ordinary resolution, substantially in the form below (the "ESPP Resolution") must be passed by at least a majority of the votes cast at the annual meeting:

    BE IT RESOLVED THAT:

    1. The Thompson Creek Metals Company Inc. 2010 Employee Stock Purchase Plan (the "ESPP"), as described in the proxy statement dated April 8, 2010 and attached as Exhibit A thereto, is hereby approved, subject to the Company obtaining all required approvals from the Toronto Stock Exchange and any other regulatory authorities; and

    2. Any director or officer of the Company is hereby authorized and directed to do all acts and things and to execute and deliver all documents required, as in the opinion of such director or officer may be necessary or appropriate, in order to give effect to this resolution.

        The Board has unanimously approved the ESPP. Unless the shareholder has specified in the enclosed form of proxy that the shares of common stock represented by such proxy are to be voted against the ESPP, the persons named in the enclosed form of proxy intend to vote FOR the ESPP.

        OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE 2010 EMPLOYEE STOCK PURCHASE PLAN.

APPROVAL OF 2010 LONG-TERM INCENTIVE PLAN
(PROPOSAL 3)

        Our Board of Directors has approved, subject to shareholder approval, the Thompson Creek Metals Company Inc. 2010 Long-Term Incentive Plan (the "LTIP"). We are submitting the LTIP to our shareholders for approval, which is required under the terms of the LTIP for awards under the LTIP to be valid and effective. We are also seeking shareholder approval in accordance with the requirements of the New York Stock Exchange, the Toronto Stock Exchange, and in order for certain awards under the LTIP to qualify as "performance-based compensation" that is exempt from the $1 million deduction limit imposed by Code Section 162(m).

        We believe that appropriate equity incentives are important to attract and retain the highest caliber of employees, to link incentive reward to Company performance, to encourage employee ownership in our Company, and to align the interests of employees, consultants and directors to those of our shareholders. The approval of the LTIP will enable us to continue to provide such incentives.

        The LTIP is also intended to be a successor to the Company's Amended Incentive Stock Option Plan (the "Prior Plan"). As of December 31, 2009, there were 783,315 shares of common stock (1,076,782 shares as of March 31, 2010) available for issuance under the Prior Plan. If our shareholders approve the LTIP, any shares that then remain available for grant under the Prior Plan will be transferred to the LTIP and no further awards will be granted under the Prior Plan.

Description of the LTIP

        The following is a summary of the material features of the LTIP. The following summary does not purport to be complete and is qualified in its entirety by reference to the terms of the LTIP, which is attached to this proxy statement as Exhibit B.

        Purposes of the LTIP.    The purposes of the LTIP are to assist us in attracting, retaining and rewarding high-quality executives, employees and other persons who provide services to us or our subsidiaries, enabling such persons to acquire a proprietary interest in our Company and providing them with annual and long-term performance incentives to expend their maximum efforts in the creation of shareholder value.

        Administration.    The LTIP will be administered by the Compensation and Governance Committee of our Board of Directors. The Committee (or a subcommittee thereof, to the extent necessary) will be composed of two or more members of our Board who are not our employees or consultants. The LTIP gives the Committee discretion to make awards under the LTIP subject to Board approval (except in the case of 162(m) Awards, which shall be granted and administered by the Committee, subject to ratification by the Board). The Committee is also authorized to establish rules for the interpretation and administration of the LTIP, and to make other determinations and take other actions consistent with the terms and purposes of the LTIP.

        Eligibility.    Directors, officers, executives, and senior management of the Company or any subsidiary, as well as managers reporting directly to Company Vice-Presidents and consultants to the Company or its subsidiaries are eligible to participate in the LTIP.

        Shares Available for Awards.    If the LTIP is approved, 2,500,000 shares of our common stock will be reserved for awards under this plan. The shares covered by the LTIP are equal to 1.79% of the shares of the Company's common stock outstanding as of March 31, 2010. In addition, the shares of common stock available for issuance under the Prior Plans will be transferred to the LTIP. As of March 31, 2010, 5,779,666 shares were issuable under the Prior Plans (which represented 4.1% of the Company's shares of common stock then outstanding). Shares delivered under the LTIP may consist, in whole or in part, of authorized and unissued shares of common stock, treasury shares or shares of stock acquired by us. Shares reserved for awards that lapse or are forfeited or canceled will be available for future grant under the LTIP. Awards other than stock options and restricted stock may be settled in stock, cash, or a combination of stock and cash.

        Maximum Shares Issuable to Insiders.    The total number of shares of common stock covered by awards to Company "insiders" (as defined by Interpretation Section 1 of the Securities Act (Ontario)) under the LTIP may not at any time, cause the number of shares issuable to insiders of the Company, or issued to insiders of the Company within any one year period, under all security-based arrangements to exceed 10% of the Company's total issued and outstanding shares of common stock. The maximum number of shares with respect to which an award intended to qualify as "performance-based compensation" under Code Section 162(m) is 200,000 shares (which is equal to 0.14% of the shares outstanding as of March 31, 2010).

        Adjustments.    The aggregate number of shares under the LTIP, the class of shares as to which awards may be granted and the exercise price of and number of shares covered by each outstanding award are subject to adjustment in the event of a stock split, stock dividend, recapitalization or certain other corporate transactions.

        Types of Awards.    The LTIP allows any of the following types of awards to be granted alone or in tandem with other awards:

        Stock Options.    Stock options granted under the LTIP may be either incentive stock options, which are intended to satisfy the requirements of Code Section 422, or nonstatutory stock options, which are not intended to meet those requirements. The exercise price of a stock option may not be less than 100% of the fair market value of our common stock on the grant date (but in any event not lower than the weighted average trading price of the shares on the Toronto Stock Exchange for the five (5) completed trading days preceding the grant date). Any conversion of the exercise price from Canadian dollars to U.S. dollars or from U.S. dollars to Canadian dollars shall be at the noon exchange rate of the Bank of Canada on the award date. The term may not be longer than 10 years, subject to certain rules applicable to incentive stock options. Award agreements for stock options may include rules for the effect of a termination of service on the option and the term for exercising stock options after any termination of service. No option may be exercised after the end of the term set forth in the award agreement.

        Stock Appreciation Rights.    A stock appreciation right entitles the grantee to receive, with respect to a specified number of shares of common stock, any increase in the fair market value of the shares from the date the award is granted to the date the right is exercised. Stock appreciation rights may be settled in cash, common stock or a combination of the two, as determined by the Committee. Award agreements for stock appreciation rights may include rules for the effect of a termination of service on the stock appreciation right and the term for exercising stock appreciation rights after any termination of service. No stock appreciation right may be exercised after the end of the term set forth in the award agreement.

        Restricted Stock.    Restricted stock is common stock that is subject to restrictions, including a prohibition against transfer and a substantial risk of forfeiture, until the end of a "restricted period" during which the grantee must satisfy certain vesting conditions (which may include attaining certain performance goals). If the grantee does not satisfy the vesting conditions by the end of the restricted period, the restricted stock will be forfeited. During the restricted period, the holder of restricted stock has the rights and privileges of a regular shareholder, except that the restrictions set forth in the applicable award agreement apply.

        Restricted Stock Units and Performance Share Units.    A restricted stock unit or performance share unit entitles the grantee to receive common stock, cash or a combination thereof based on the value of common stock, after a "restricted period" during which the grantee must satisfy certain vesting conditions (which may include continued periods of service, in the case of a restricted stock unit, or attaining certain performance goals, in the case of a performance share unit). If the grantee does not satisfy the vesting conditions by the end of the restricted period, the stock unit is forfeited.

        Other Equity-Based Awards.    The LTIP also authorizes the Committee to grant other types of equity-based compensation, including stock in lieu of a bonus, awards that may be settled in cash and other awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on our common stock. For example, the Committee may grant awards that are based on the achievement of performance goals (described below).

        Vesting and Performance Objectives.    Awards under the LTIP are forfeitable until they become vested. An award will become vested only if the vesting conditions set forth in the award agreement (as determined by the Committee) are satisfied. The vesting conditions may include performance of services for a specified period, achievement of performance goals (as described below), or a combination of both. The Committee also has authority to provide for accelerated vesting upon occurrence of certain events.

        Performance goals selected by the Committee as vesting conditions must be based on any one of the following performance goals or combination thereof which may be applicable on a company-wide basis and/or with respect to operating units, divisions, subsidiaries, affiliates, acquired businesses, minority investments, partnerships, or joint ventures:

  (1)
  meeting specific targets for or growth in:

  a.
  share price,

  b.
  net sales (dollars or volume),

  c.
  cash flow,

  d.
  operating income,

  e.
  net income,

  f.
  earnings per share,

  g.
  earnings before interest and taxes, or

    h.
    earnings before interest, taxes, depreciation and amortization (EBITDA);

  (2)
  return on:

  a.
  net sales,

  b.
  assets or net assets, or

  c.
  invested capital;

  (3)
  management of:

  a.
  working capital,

  b.
  expenses, or

  c.
  cash flow;

  (4)
  meeting specific targets for or growth in:

  a.
  productivity,

  b.
  specified product lines,

  c.
  market share,

  d.
  product development,

  e.
  customer service or satisfaction,

  f.
  employee satisfaction,

  g.
  strategic innovation, or

  h.
  acquisitions;

  (5)
  specific personal performance improvement objectives relative to:

  a.
  formal education,

  b.
  executive training,

  c.
  leadership training; or

  (6)
  any other criteria established by the Committee (but only if such other criteria are approved by the shareholders).

        Performance goals may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated or other external or internal measures and may include or exclude extraordinary charges, capital expenditures, losses from discontinued operations, restatements and accounting changes and other unplanned special charges such as restructuring expenses, acquisitions, acquisition expenses (including without limitation expenses related to goodwill and other intangible assets), stock offerings, stock repurchases and strategic loan loss provisions.

        The Committee may, in its direction, also grant awards based on performance objectives other than those described above, but such awards will not qualify as performance-based compensation under Code Section 162(m). The total number of shares with respect to any 162(m) award that may be granted to any one single participant in any one calendar year may not exceed 200,000 shares (which is equal to 0.14% of the Company's shares of common stock outstanding as of March 31, 2010).

        Termination of Service.    Unless otherwise provided in the award agreement or employment agreement or as determined by the Committee, upon termination of employment or termination of other service, awards that are at that time unvested or otherwise subject to restrictions shall be forfeited and reacquired by the Company. Notwithstanding the foregoing, vested options may continue to be exercised during certain periods following a termination of employment or service, as specified in the award agreement or as determined by the Committee.

        Non-transferability.    In general, awards under the LTIP may not be assigned or transferred except by will or the laws of descent and distribution. However, the Committee may allow the transfer of awards (other than incentive stock options and stock appreciation rights granted in tandem with such options) to persons or to a trust or partnership designated by a participant.

        Change of Control.    Unless otherwise provided for in an individual award agreement, upon a change of control (as defined in the LTIP), the Committee may provide that outstanding awards will be assumed, converted, or replaced by the successor or acquiring corporation, will be substituted by equivalent awards, or the vesting and settlement of awards will be accelerated. The treatment of any performance-based award will be provided for in individual award agreements. Under the terms of the LTIP, no change of control will be deemed to occur if the discussions or negotiations that led to the relevant transaction were initiated by the Company or its affiliates or their respective advisors acting at the direction of the Company or its affiliates.

        Withholding.    We are authorized to withhold from any award granted and any payment relating to any award under the LTIP any applicable taxes. In the discretion of the Committee, a participant may satisfy his or her withholding obligations through our withholding shares of common stock that would otherwise be delivered upon settlement of the award.

        Amendment and Termination.    The LTIP may not be amended without shareholder approval if the amendment has the effect of (i) changing the class of persons eligible to participate in the LTIP, (ii) increasing the amount of shares covered by the LTIP or the amount that can be awarded to insiders, (iii) revising the per share value or exercise price listed in an award agreement or otherwise repricing or canceling and substituting a new award with an exercise price lower than as listed in the initial award agreement, unless such revision is due to a bona fide calculation error, (iv) extending the performance or restricted period in any award agreement, (v) extending the term of options held by insiders, (vi) expanding the Board's ability to amend the LTIP, or (vii) violating any applicable law or the applicable rules or policies of a stock exchange Otherwise, our Board may amend, alter, suspend, or terminate the LTIP at any time, whether to make "housekeeping" changes or otherwise. If necessary to comply with any applicable law (including stock exchange rules), any such amendment will be subject to shareholder approval. Without the consent of an affected participant, such action may not alter or impair the rights of a participant under any previously granted award, unless such modification or amendment is made to comply with any law or regulation or is required to avoid any penalties or excise taxes relating to such laws or regulations.

        Effective Date and Duration.    The LTIP's effective date is May 6, 2010. However, the LTIP and any awards thereunder will be null and void if the LTIP is not approved by our shareholders. Unless it is terminated sooner, the LTIP will terminate upon the earlier of the tenth anniversary of the effective date or the date all shares available for issuance under the LTIP have been issued and vested.

U.S. Federal Income Tax Consequences

        The material federal income tax consequences of the issuance and exercise of stock options and other awards under the LTIP, based on the current provisions of the Code and regulations, are as follows. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards granted under the LTIP are exempt from, or comply with, the rules under Code Section 409A related to nonqualified deferred compensation.

        Stock Options.    The grant of a stock option will have no tax consequences to grantee or to our Company. In general, upon the exercise of an incentive stock option, the grantee will not recognize income and we will not be entitled to a tax deduction. However, the excess of the acquired shares' fair market value on the exercise date over the exercise price is included in the employee's income for purposes of the alternative minimum tax.

        Upon the exercise of a non-qualified stock option, the grantee will generally recognize ordinary income equal to the excess of the acquired shares' fair market value on the exercise date over the exercise price, and we will generally be entitled to a tax deduction in the same amount.

        Stock Appreciation Rights.    The grant of a stock appreciation right will have no tax consequences to the grantee or to our Company. Upon the exercise of a stock appreciation right, the grantee will recognize ordinary income equal to the received shares' fair market value on the exercise date, and we will generally be entitled to a tax deduction in the same amount.

        Restricted Stock, Restricted Stock Units, Performance Share Units, and Other Equity Awards.    In general, the grant of restricted stock, a restricted stock unit, a performance share unit, or other equity awards that are subject to restrictions will have no tax consequences to the grantee or to our Company. When the award is settled (or, in the case of restricted stock, when the restrictions applicable to such award lapse), the grantee will recognize ordinary income equal to the excess of the applicable shares' fair market value on the date the award is settled or the restrictions lapse, as applicable, over the amount, if any, paid for the shares by the grantee. We will generally be entitled to a tax deduction in the same amount. If the award is settled in cash or other property, the grantee will recognize ordinary income equal to the net amount or value received, and we will generally be entitled to a tax deduction in the same amount.

        Sale of Shares.    When a grantee sells shares received under any award other than an incentive stock option, the grantee will recognize capital gain or loss equal to the difference between the sale proceeds and the grantee's basis in the shares. Capital treatment (gain or loss) may not apply if the relevant one-year holding period is not satisfied, in which case the gain would be subject to ordinary income treatment. In general, the basis in the shares is the amount of ordinary income recognized upon receipt of the shares (or upon the lapsing of restrictions, in the case of restricted stock) plus any amount paid for the shares.

        When an employee disposes of shares acquired upon the exercise of an incentive stock option, the difference between the amount realized by the employee and the exercise price will generally constitute a capital gain or loss, as the case may be. However, if the employee does not hold these shares for more than one year after exercising the incentive stock option and for more than two years after the grant of the incentive stock option, then: (1) the excess of the fair market value of the shares acquired upon exercise on the exercise date over the exercise price will generally be treated as ordinary income for the employee; (2) the difference between the sale proceeds and the shares' fair market value on the exercise date will be treated as a capital gain or loss for the employee (or ordinary treatment will apply if the relevant one-year holding period is not satisfied); and (3) we will generally be entitled to a tax deduction equal to the amount of ordinary income recognized by the employee.

        Deduction Limits.    In general, a corporation is denied a tax deduction for any compensation paid to its chief executive officer or to any of its three other most highly compensated officers (other than the chief financial officer) to the extent that the compensation paid to the officer exceeds $1,000,000 in any year. "Performance-based compensation" is not subject to this deduction limit. The LTIP permits the grant of awards that qualify as performance-based compensation (such as restricted stock that is conditioned on achievement of one or more performance goals, and stock options, stock appreciation rights, and performance share units) and of awards that do not so qualify (such as restricted stock and restricted stock units that are not conditioned on achievement of performance goals). If awards that are intended to qualify as performance-based compensation are granted in accordance with the requirements of Section 162(m), they will be fully deductible by us.

        The foregoing discussion is not intended to cover all tax consequences of participation in the LTIP. The tax consequences outlined above apply only with respect to an individual whose income is subject to United States federal income tax. Different or additional rules may apply to individuals who are subject to income tax in a foreign jurisdiction and/or are subject to state/local income tax in the United States.

Canadian Federal Income Tax Consequences

        The material Canadian federal income tax consequences of the issuance and exercise of stock options and certain other awards under the LTIP, based on the current provisions of the Tax Act and regulations thereunder, are as follows. Changes to the Tax Act and/or regulations could alter the tax consequences described below.

        Stock Options.    The grant of a stock option will have no immediate tax consequences to an employee or to our Company. In general, upon the exercise of a stock option, the excess of the acquired shares' fair market value on the exercise date over the exercise price will be included in the employee's income as a stock option benefit and we will not be entitled to a tax deduction. Generally, where the exercise price is not less than the fair market value of the shares at the time the option is granted, the employee should be entitled to claim a deduction from taxable income equal to 50% of the amount of the stock option benefit with the result that the stock option benefit would be taxed like a capital gain.

        Stock Appreciation Rights.    The grant of a stock appreciation right, or SAR, will have no immediate tax consequences to an employee or to our Company. Depending on the terms of any particular SAR, it may be treated as a salary deferral arrangement under the Tax Act with the result that the employee would be taxed annually on the deferred value represented by the SAR. Where the terms of a particular SAR satisfy certain conditions in the Tax Act and specifically provides that the SAR may only be exercised during the year following the year the employee ceases to be an employee of the Company and prior to the end of the first calendar year commencing after the employee ceases to be employed by the Company, the SAR may not be a salary deferral arrangement. Provided a SAR grant does not constitute a salary deferral arrangement then the employee should not be taxed until the exercise of the stock appreciation right when the employee would recognize ordinary income equal to the fair market value of the shares on the exercise date. We should be entitled to a tax deduction in the same amount.

        Restricted Stock, Restricted Stock Units, Performance Share Units, and Other Equity Awards.    In general, the grant of restricted stock will be a taxable event for an employee when the restricted stock is issued and received by the employee. The amount which the employee will be required to include in income will be equal to the fair market value of the restricted stock at the time of receipt, which value should reflect a discount for the applicable restrictions. We will not be entitled to claim a deduction in respect of the restricted stock. In general, the grant of a restricted stock unit, a performance share unit, or other equity awards that are subject to restrictions will have no tax consequences to the employee or to our Company at the time of the grant. Depending on the specific terms of any particular equity award, the equity award could be treated as a salary deferral arrangement giving rise to the tax treatment discussed above for stock appreciation rights. Provided a particular equity award does not constitute a salary deferral arrangement then the employee should only recognize ordinary income equal to the cash amount or fair market value of any other property (including our stock) at the time of receipt. We will generally be entitled to a tax deduction in the same amount where the award is settled with cash or property, other than our stock, and we may be entitled to a deduction where the award is settled with our stock depending on the terms of the particular award.

        Sale of Shares.    When an employee sells shares received under any award, the employee should recognize a capital gain or capital loss equal to the difference between the sale proceeds and the employee's adjusted cost base in the shares. In general, the cost of any shares received under the LTIP will be the fair market value of any shares at the time they are received. This cost will be averaged with the adjusted cost base of any other identical shares of the Company owned by the employee as capital property to determine the adjusted cost base of all such shares.

        The foregoing discussion is not intended to cover all Canadian tax consequences of participation in the LTIP. The tax consequences outlined above apply only with respect to an employee whose worldwide income is subject to Canadian federal income tax. Different or additional rules may apply depending on the specific terms of any particular award and to individuals who are subject to income tax in another jurisdiction.

New Plan Benefits.

        If the LTIP is approved by our shareholders, any future grants of awards thereunder that will be made to eligible executive officers, employees and directors are subject to the discretion of the Committee and, therefore, are not determinable at this time.

Proposed Resolution and Board's Recommendation

        The ordinary resolution, substantially in the form below (the "LTIP Resolution") must be passed by at least a majority of the votes cast at the annual meeting:

    BE IT RESOLVED THAT:

    1. The Thompson Creek Metals Company Inc. 2010 Long -Term Incentive Plan (the "LTIP"), as described in the proxy statement dated April 8, 2010 and attached as Exhibit B thereto, is hereby approved, subject to the Company obtaining all required approvals from the Toronto Stock Exchange and any other regulatory authorities; and

    2. Any director or officer of the Company is hereby authorized and directed to do all acts and things and to execute and deliver all documents required, as in the opinion of such director or officer may be necessary or appropriate, in order to give effect to this resolution.

        The Board has unanimously approved the LTIP. Unless the shareholder has specified in the enclosed form of proxy that the common stock represented by such proxy is to be voted against the LTIP, the persons named in the enclosed form of proxy intend to vote FOR the LTIP.

        OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE LTIP.

APPOINTMENT OF INDEPENDENT AUDITORS
(PROPOSAL 4)

        PricewaterhouseCoopers LLP was first appointed as auditors of the Company on January 8, 2007. On August 18, 2009, PricewaterhouseCoopers LLP resigned as auditors of the Company at the request of the Company. Following consultation with the Board of Directors, our Audit Committee approved a proposal to engage KPMG LLP to conduct the year-end December 31, 2009 audit and to act as auditors of the Company, subject to the appointment by the shareholders at the annual meeting. Neither of the reports on the financial statements of the Company for the past two years contained an adverse opinion or a disclaimer of an opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles. During the two most recent fiscal years and the subsequent interim period preceding the resignation of PricewaterhouseCoopers LLP, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

        A representative of KPMG LLP is expected to be present at the annual meeting and will have an opportunity to make a statement should he or she so desire. The representative will also be available to respond to appropriate questions from shareholders during the meeting.

        The appointment of KPMG LLP as independent public auditors from their engagement through the next annual meeting of shareholders and authorization of the directors to fix their remuneration will be dependent on no other auditor being put forward at the meeting and receiving more "for" votes than KPMG LLP.

        OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT AUDITORS FROM THEIR ENGAGEMENT THROUGH THE NEXT ANNUAL MEETING OF SHAREHOLDERS.

Independent Auditors Fees

        The following table sets forth approximate aggregate fees billed to us for the fiscal years ending December 31, 2008 and 2009 by PricewaterhouseCoopers LLP and KPMG LLP:

	2008 ($)	2009 ($)
Audit Fees(1)	$1,373,991	$775,476
Audit-Related Fees(2)	$115,345	$0
Tax Fees(3)	$299,822	$74,552
All Other Fees(4)	$28,732	$182,240
Total	$1,817,890	$1,032,268

(1)
These fees relate to services rendered for the audit of the annual financial statements and review of the financial statements included in the quarterly filings and other costs in connection with the statutory and regulatory filings. For 2008 all fees were billed from PricewaterhouseCoopers LLP. For 2009, $267,976 was billed from PricewaterhouseCoopers LLP and $507,500 was billed from KPMG LLP.

(2)
For 2008 these fees were billed from PricewaterhouseCoopers LLP and relate to translation services and prospectus and SEC filing related services. During 2009, audit-related fees were nil.

(3)
Tax fees for both years relate to tax compliance, tax advice and tax planning. All fees in 2008 were billed from PricewaterhouseCoopers LLP. During 2009, $11,748 was billed from PricewaterhouseCoopers LLP and $62,804 was billed from KPMG LLP.

(4)
During 2008, all non-audit related fees were billed from PricewaterhouseCoopers LLP and relate to an IFRS diagnostic. During 2009, fees billed from PricewaterhouseCoopers LLP were $121,371 and relate to the audit of the prospectus for a bought deal, the payment of regulatory fees and IFRS consulting. Fees billed from KPMG LLP for 2009 were $60,869 and relate to IFRS consulting.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        In accordance with our Policy on Related Person Transactions, we review all relationships and transactions in which our Company and our directors and executive officers, or their immediate family members, are participants to determine whether such persons have a direct or indirect material interest.

        Our Compensation and Governance Committee is responsible for reviewing all related person transactions. As required under the SEC rules, transactions that are determined to be directly or indirectly material to our Company or a related person are disclosed in our proxy statement. In addition, our Compensation and Governance Committee reviews and approves or ratifies any related person transaction that is required to be disclosed. In the course of its review, our Compensation and Governance Committee considers the benefits of the transaction to the Company; the impact on a director's independence in the event the related person is a director, an immediate family member of a director or an entity in which a director is a partner, shareholder or executive officer; the availability of other sources for comparable products or services; the terms of the transaction, and the terms of comparable transactions that would be available to unrelated third parties or to employees generally.

        We do not have any related person transactions.

GENERAL

Other Matters

        Our Board of Directors does not know of any matters that are to be presented at the annual meeting other than those stated in the notice of annual meeting and referred to in this proxy statement. If any other matters should properly come before the annual meeting, it is intended that the proxies in the accompanying form will be voted as the persons named therein may determine in their discretion.

        Our Annual Report to Shareholders for the fiscal year ended December 31, 2009 which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 is being mailed to shareholders together with this proxy statement.

        Any shareholder can access our Charter of the Board of Directors, the Board Guidelines as well as the Charters of the Audit Committee and Compensation and Governance Committee in the "Corporate Info" section of our website at www.thompsoncreekmetals.com. In addition, our Code of Ethics and Business Practices can also be accessed in the "Corporate Info" section of our website at www.thompsoncreekmetals.com. We will disclose any future amendments to, or waivers from, certain provisions of our Code of Ethics and Business Practices on our website following such amendment or waiver. Any shareholder may also obtain a printed copy of these documents by writing to Dale E. Huffman, Vice President, General Counsel and Secretary, Thompson Creek Metals Company Inc., 26 West Dry Creek Circle, Suite 810, Littleton, Colorado 80120.

Shareholder Communications

        Any shareholder or interested party wishing to communicate with any of our directors regarding the Company may write to the director in care of Dale E. Huffman, Vice President, General Counsel and Secretary, Thompson Creek Metals Company Inc., 26 West Dry Creek Circle, Suite 810, Littleton,

Colorado 80120. The Corporate Secretary will forward any such communications to the directors in accordance with the shareholder communications policy approved by the independent directors.

Solicitation of Proxies

        The cost of solicitation of proxies in the accompanying form will be borne by us, including expenses in connection with preparing and mailing this proxy statement. In addition to solicitation of proxies by mail, our directors, officers and employees (who will receive no additional compensation therefore) may solicit the return of proxies by telephone, telegram or personal interview. Arrangements have also been made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and we will reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith. We have retained Kingsdale Shareholder Services, Inc. to act as a proxy solicitor in conjunction with the annual meeting. We have agreed to pay Kingsdale Shareholder Services, Inc. a base fee of $48,000, plus $5.76 per telephone call and out-of-pocket expenses, for proxy solicitation services. We have also agreed to indemnify Kingsdale Shareholder Services, Inc. against certain liabilities arising out of or in connection with its engagement.

        Each holder of our common stock who does not expect to be present at the annual meeting or who plans to attend but who does not wish to vote in person is urged to fill in, date and sign the proxy and return it promptly in the enclosed return envelope or vote by telephone or on the Internet.

Shareholder Proposals

        If any of our shareholders intends to present a proposal for consideration at the next annual meeting of shareholders and desires to have such proposal included in the proxy statement and form of proxy distributed by our Board of Directors with respect to such meeting pursuant to Rule 14a-8 under the Exchange Act, such proposal must be received in writing at our offices, 26 West Dry Creek Circle, Suite 810, Littleton, Colorado 80120, Attention: Dale E. Huffman, Vice President, General Counsel and Secretary not later than December 9, 2010. In addition, SEC rules permit management to vote proxies in its discretion if we: (i) receive notice of the proposal that is not included in the proxy statement prior to the close of business on February 22, 2011, and advise shareholders in the 2011 proxy statement about the nature of the matter and how management intends to vote on such matter; or (ii) do not receive notice of the proposal prior to the close of business on February 22, 2011.

EXHIBIT A
THOMPSON CREEK METALS COMPANY INC.
2010 EMPLOYEE STOCK PURCHASE PLAN

        1.    PURPOSE.    Thompson Creek Metals Company Inc. (the "Company") hereby adopts this Thompson Creek Metals Company Inc. 2010 Employee Stock Purchase Plan (the "Plan"). The purpose of the Plan is to provide an opportunity for Employees of the Company (and any Participating Subsidiaries) to purchase common shares of the Company at a discount through voluntary automatic payroll deductions, thereby attracting, retaining and rewarding such persons and strengthening the mutuality of interest between such persons and the Company's shareholders. The Company intends this Plan to qualify as an "employee stock purchase plan" under Section 423 of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and this Plan will be so construed. Any term not expressly defined in this Plan but defined for purposes of Code Section 423 will have the same definition herein.

        2.    DEFINITIONS.    For purposes of the Plan, the following terms are defined as set forth below:

          (a)   "Board" means the Company's Board of Directors.

          (b)   "Closing Price" means the closing price of the Shares on the New York Stock Exchange Composite Transactions list, as reported on www.NYSE.com, excluding any after-market trades.

          (c)   "Code" means the Internal Revenue Code of 1986, as amended.

          (d)   "Committee" means the Compensation and Governance Committee of the Board or any successor committee with responsibility for employee compensation.

          (e)   "Company" means Thompson Creek Metals Company Inc.

          (f)    "Covered Compensation" means an Employee's base salary before pre-tax contributions are made pursuant to Code Sections 401(k) and 125 or Section 146 of the Income Tax Act (Canada) and will include overtime pay and shift premium. Covered Compensation will not include short- or long-term disability pay, commissions, bonus or incentive payments, severance pay, or any special compensation.

          (g)   "Employee" means any individual (whether employed part-time or full-time) in an employee-employer relationship with the Company (or a Participating Subsidiary thereof), but will exclude any

              (i)  independent contractor;

             (ii)  consultant; or

            (iii)  "leased employee" as defined in Code Section 414(n).

  Any determination that an independent contractor or consultant was actually a common law employee shall not have retroactive applicability for purposes of participation or eligibility to participate in this Plan.

          (h)   "Enrollment Date" means the first day of an Offering Period.

          (i)    "Five Percent Owner" means any Employee who, together with any other person whose stock would be attributed to such Employee pursuant to Code Section 424(d), owns stock or holds options to purchase stock representing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or who, as a result of being granted an option under this Plan with respect to such Offering Period, would own stock or hold options to purchase stock representing five percent (5%) or more of the total combined power or value of all classes of stock of the Company.

          (j)    "Insider" has the meaning attributed to that term in Interpretation Section 1 of the Securities Act (Ontario) and includes, without limitation, officers and directors of the Company.

          (k)   "Offering Period" means one of the consecutive six-month periods commencing on the first day of January and on the first day of July of each year and continuing thereafter to the last day of June (January 1 - June 30 Offering Period) or the last day of December (July 1 - December 31 Offering Period), respectively, or until terminated in accordance with Section 18 hereof.

          (l)    "Participating Subsidiary" means any corporation or other entity in which a fifty percent (50%) or greater interest is, at the time, directly or indirectly, owned by the Company, but only if such entity is designated for participation by the Board.

          (m)  "Plan" means this Thompson Creek Metals Company Inc. 2010 Employee Stock Purchase Plan.

          (n)   "Purchase Price" means an amount that shall not be less than eighty-five percent (85%) of the lesser of the Closing Price (i) at the beginning of the Offering Period or (ii) on the Share Purchase Date. The Board, acting on the recommendations of its Committee may determine, in its sole and absolute discretion, that the Purchase Price for any Offering Period will be determined as above, but with a percentage in excess of eighty-five percent (85%), provided that such percentage shall be determined and communicated to all Employees in advance of the beginning of the Offering Period.

          (o)   "Shares" means common shares of the Company.

          (p)   "Share Purchase Date" means the first Trading Day following the end of each Offering Period, prior to the termination of the Plan.

          (q)   "Trading Day" means a day on which the New York Stock Exchange is open for trading.

        3.    SHARES SUBJECT TO PLAN.    An aggregate of One Million (1,000,000) Shares (which represents 0.7% of the Shares outstanding as of March 31, 2010) may be sold pursuant to the Plan. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued Shares, treasury Shares or Shares acquired by the Company. If there is any change in the outstanding Shares by reason of a stock dividend or distribution, stock split, recapitalization, combination or exchange of Shares, or by reason of any merger, consolidation or other corporate reorganization in which the Company is the surviving corporation, the number of Shares available for sale will be equitably adjusted by the Board, acting on the recommendation of its Committee, to give proper effect to such change.

        4.    ADMINISTRATION.

          (a)   The Plan will be administered by the Board, acting on the recommendations of its Committee. Subject to the provisions of this Plan and the limitations of Code Section 423 (or any successor provision in the Code), all questions of interpretation or application of this Plan will be determined by the Board, acting on the recommendations of its Committee, in its sole and absolute discretion and its decisions will be final and binding upon all persons.

          (b)   The Board, may, acting on recommendation of its Committee from time to time, consistent with the Plan and the requirements of Code Section 423, establish, change or terminate such rules, guidelines, policies, procedures, limitations, or adjustments as deemed advisable by the Board, in its sole and absolute discretion, for the proper administration of the Plan, including, without limitation:

              (i)  any minimum payroll deduction amount required for participation in an Offering Period;

             (ii)  imposing limitations on the maximum number of Shares that may be purchased in any Offering Period;

            (iii)  an exchange ratio applicable to amounts withheld in currency other than United States dollars;

            (iv)  a payroll deduction greater or less than the amount designated by an Employee in order to adjust for the Company's delay or mistake in processing an enrollment form or in otherwise effecting an Employee's election under the Plan or as advisable to comply with the requirements of Code Section 423;

             (v)  determination of the Share Purchase Date and manner by which the Purchase Price and the Closing Price shall each be established; and

            (vi)  delegation of responsibility for Plan operation, management and administration, subject to the Board's oversight and control, on such terms as the Board may establish.

          (c)   Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Board may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Board at any time.

          (d)   The senior officers of the Company are authorized and directed to do all things and execute and deliver all instruments, undertakings and applications as they, in their absolute discretion, consider necessary for the implementation and proper administration of the Plan.

          (e)   The Board, the Committee, and each member thereof will be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or employee of the Company (or any subsidiary thereof), the Company's independent auditors, consultants or any other agents assisting in the administration of the Plan. The Board, the Committee, members thereof, and any officer or employee of the Company (or any subsidiary thereof) acting at the direction or on behalf of the Board or Committee, as applicable, will not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and will, to the fullest extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

        5.    ELIGIBILITY.    Any Employee who has been continuously employed by the Company or by any Participating Subsidiary for six (6) or more months prior to the beginning of any Offering Period is eligible to participate in such Offering Period, except for any Five Percent Owner.

        6.    PARTICIPATION.

          (a)   An Employee may elect to participate in the Plan as of any Enrollment Date. Any such election will be made by completing and forwarding an enrollment and payroll deduction authorization form (or by any other method determined by the Board, including via electronic transmission) to the Plan's record keeper, in accordance with rules established by the Board prior to such Enrollment Date, authorizing payroll deductions in such amount as the Employee may, subject to the limits described in Section 9(b)(2) below, request but in no event less than one percent (1%) nor more than fifteen percent (15%) of the Employee's Covered Compensation. Employees may purchase Shares only through payroll deductions, and cash contributions will not be permitted.

          (b)   An Employee may increase or decrease payroll deductions as of any subsequent Enrollment Date by completing and forwarding a revised payroll deduction authorization form (or by any other method determined by the Board, including via electronic transmission) to the Plan's record keeper, in accordance with rules established by the Board; provided, that changes in payroll deductions will not be permitted to the extent that they would result in total payroll deductions below the minimum or above the maximum amount specified by the Board. Once enrolled, an Employee will be automatically re-enrolled in the Plan for each subsequent Offering Period, until the Employee reduces his contributions to zero percent (0%), receives a Hardship Withdrawal pursuant to Section 8, ceases to be eligible to participate, or notifies the Plan's record keeper, in a manner prescribed by the Board, that he or she elects not to re-enroll.

          (c)   An Employee may not initiate, increase or decrease payroll deductions as of any date other than an Enrollment Date, except due to a Hardship Withdrawal as provided in Section 8.

        7.    PAYROLL DEDUCTION ACCOUNTS.    The Plan's record keeper will establish a "Payroll Deduction Account" for each participating Employee, and will credit all payroll deductions made on behalf of each Employee to his or her Payroll Deduction Account as soon as administratively feasible. All payroll deductions made for an Employee are credited to his or her Payroll Deduction Account under this Plan and are deposited with the general funds of the Company. No interest accrues on the payroll deductions. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose, and the Company will not be obligated to segregate such payroll deductions.

        8.    WITHDRAWALS.    No participating Employee may suspend or withdraw amounts contributed to his or her Payroll Deduction Account during an Offering Period, except in cases of unforeseeable emergency, determined in the sole and absolute discretion of the Committee or its delegate (a "Hardship Withdrawal"). Following receipt of a Hardship Withdrawal, an Employee may not resume participation in the Plan during the same Offering Period, but the Employee may participate in any subsequent Offering Period under this Plan commencing after such withdrawal by filing a new authorization for payroll deductions in the same manner as set forth in Section 6 above for initial participation in this Plan.

        9.    SHARE PURCHASE DATE; LIMITATIONS ON PURCHASES.

          (a)   Following each Offering Period, Shares will be allocated on each Share Purchase Date for each Employee for whom a Payroll Deduction Account has been maintained for such Offering Period. Notwithstanding the foregoing, open market purchases of Shares on the New York Stock Exchange may be made, at the election of the Board, over a period of not more than ten (10) Trading Days following the Share Purchase Date and allocated as of such purchase date.

          (b)   Notwithstanding the foregoing, the Company will not permit the exercise of any right to purchase Shares:

              (i)  to an Employee who, immediately after the right is granted, would be a Five Percent Owner;

             (ii)  which would permit an Employee's rights to purchase Shares under this Plan, or under any other qualified employee stock purchase plan maintained by the Company or any subsidiary, to accrue at a rate in excess of Twenty-Five Thousand U.S. Dollars (US$25,000.00) of the fair market value of such Shares (determined at the time such rights are granted) for each calendar year in which the right is outstanding at any time; or

            (iii)  which would cause the total number of Shares issuable to Insiders, at any time, or issued to Insiders within any one year period, under all security-based compensation arrangements of the Company to exceed ten percent (10%) of the Company's total issued and outstanding Shares.

        10.    PURCHASE OF SHARES.

          (a)   Subject to the limitations set forth in Section 9, each Employee participating in an Offering Period will receive as many whole Shares as may be purchased with the amounts credited to his or her Payroll Deduction Account as of the last day of the Offering Period immediately preceding the applicable Share Purchase Date (or such other date as the Board may determine) divided by the Purchase Price. To the extent there remains an amount insufficient to purchase a whole Share in an Employee's Payroll Deduction Account, such amount shall be automatically carried forward, without interest, to the next Offering Period's Payroll Deduction Account.

          (b)   If the number of Shares to be purchased on a Share Purchase Date by all Employees participating in this Plan exceeds the number of Shares then available for issuance under this Plan, then the Plan's record keeper will make a pro rata allocation of the remaining Shares in as uniform a manner as will be reasonably practicable and as the Plan's record keeper determines to be equitable.

        11.    BROKERAGE ACCOUNTS OR PLAN SHARE ACCOUNTS.    By enrolling in the Plan, each participating Employee will be deemed to have authorized the establishment of a brokerage account on his or her behalf at a securities brokerage firm selected by the Board. Alternatively, the Board may provide for Plan share accounts for each participating Employee to be established by the Company or by an outside entity selected by the Board which is not a brokerage firm. Shares purchased by an Employee pursuant to the Plan will be held in the Employee's brokerage or Plan share account ("Plan Share Account") in his or her name, or if the Employee so indicates on his or her enrollment form, in the Employee's name jointly with a member of the Employee's family or other beneficiary, with right of survivorship. An Employee who is a resident of a jurisdiction which does not recognize such a joint tenancy may request that such Shares be held in his or her name as tenant in common with a member of the Employee's family or other beneficiary, without right of survivorship.

        12.    RIGHTS AS SHAREHOLDER.    An Employee will have no rights as a shareholder with respect to Shares subject to any rights granted under this Plan until payment for such Shares has been completed at the close of business on the relevant Share Purchase Date.

        13.    CERTIFICATES.    Certificates for Shares purchased under the Plan will not be issued automatically. Such Shares will be recorded on the stock transfer records of the Company in book entry form. However, certificates for whole Shares purchased will be issued as soon as practicable following an Employee's written request. The Company may make a reasonable charge for the issuance of such certificates.

        14.    TERMINATION OF EMPLOYMENT.    If an Employee's employment is terminated for any reason, including death, or if an Employee otherwise ceases to be eligible to participate in the Plan, payroll deductions on behalf of the Employee will be discontinued and any amounts then credited to the Employee's Payroll Deduction Account will be distributed in cash, with no adjustment for interest, to the Employee (or the Employee's beneficiary) as soon as practicable. An Employee will not be deemed to have terminated employment or failed to remain in the continuous employ of the Company or of a Participating Subsidiary in the case of sick leave, military leave, or any other leave of absence approved by the Company; provided that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

        15.    RIGHTS NOT TRANSFERABLE.    Rights granted under this Plan are not transferable by a participating Employee other than by will or the laws of descent and distribution, and are exercisable during an Employee's lifetime only by the Employee.

        16.    EMPLOYMENT RIGHTS.    Neither participation in the Plan, nor the exercise of any right granted under the Plan, will be made a condition of employment or of continued employment with the Company or any subsidiary. Participation in the Plan does not limit the right of the Company or any subsidiary to terminate a participating Employee's employment at any time or give any right to an Employee to remain employed by the Company or any subsidiary in any particular position or at any particular rate of remuneration.

        17.    EXPENSES.    Except to the extent provided in Section 13, all expenses of administering the Plan, including expenses incurred in connection with the purchase of Shares for sale to participating Employees, will be borne by the Company and its subsidiaries.

        18.    AMENDMENTS AND TERMINATION.

          (a)   The Board may amend the Plan at any time, provided that no such amendment will be effective unless approved within twelve (12) months after the date of the adoption of such amendment by the affirmative vote of shareholders entitled to a majority of the votes represented by all outstanding Shares entitled to vote if such shareholder approval is required for the Plan to continue to comply with the requirements of Section 423 of the Code and other applicable regulatory and stock exchange rules. Notwithstanding the foregoing, the Board, or an officer or officers of the Company designated by the Company or the Board, may amend the Plan from time to time to reflect the extension of the Plan to groups of employees described in Section 5 above who have been authorized by the Board in accordance with such Section to participate in the Plan. The Board may suspend the Plan or discontinue the Plan at any time. Upon termination of the Plan, all payroll deductions will cease and all amounts then credited to the participating Employees' Payroll Deduction Accounts will be refunded without interest to the participating Employees as soon as practicable.

          (b)   Except as otherwise set out below, the Board will seek shareholder and regulatory approval for any amendments to the Plan. The Board may suspend or discontinue the Plan at any time without first obtaining shareholder approval, provided that, without the consent of a participating Employee, such suspension or discontinuance may not in any manner adversely affect such participating Employee's rights under the Plan. The Board may, subject to receipt of requisite regulatory approval, where required, and without further shareholder approval, in its sole discretion make the following amendments to the Plan:

              (i)  extending the Plan to groups of employees described in Section 5 who have been authorized by the Board in accordance with such Section;

             (ii)  amending typographical, clerical and grammatical errors;

            (iii)  reflecting changes to applicable securities laws; and

            (iv)  ensuring that the Shares issued under the Plan will comply with any provisions respecting income tax and other laws in force in any country or jurisdiction of which a participating Employee may from time to time be resident or a citizen.

Notwithstanding the foregoing, the Company will obtain requisite shareholder approval in respect of amendments to the Plan to the extent such approval is required by any applicable laws or regulations.

        19.    EQUAL RIGHTS AND PRIVILEGES.    All Employees will have equal rights and privileges with respect to the Plan so that the Plan qualifies as an "employee stock purchase plan" within the meaning of Code Section 423 and related regulations. Any provision of the Plan which is inconsistent with Code Section 423 or any successor provision of the Code will, without further act or amendment by the Company or the Board, be reformed to comply with the requirements of Code Section 423. This Section 19 will take precedence over all other provisions of the Plan.

        20.    WITHHOLDING TAXES.    The Plan's record keeper may, in its discretion and subject to such rules as it may adopt, permit or require a participating Employee to pay all or a portion of the federal, provincial, state and local taxes, including Canada Pension Plan and employment insurance premiums and FICA and Medicare withholding tax, arising in connection with the issuance of any Shares by withholding Shares issued hereunder or withholding payroll or other amounts payable to the participating Employee. This authority includes the authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a participating Employee's tax obligations, either on a mandatory or elective basis in the discretion of the Plan's record keeper.

        21.    APPLICABLE LAWS.    Sales of Shares under the Plan are subject to, and will be accomplished only in accordance with, the requirements of all applicable securities and other laws and the applicable rules of any exchange on which such Shares are listed. The laws of the United States will be controlling in all matters relating to the Plan. To the extent not superseded by the laws of the United States, the laws of the State of Colorado will be controlling in all matters relating to the Plan, but without giving effect to its conflict or choice of law rules or principles that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction. All actions arising under or relating to this Plan will be brought in the United States District Court for the District of Colorado. The Plan is not subject to the Employee Retirement Income Security Act of 1974, as amended.

        22.    SHAREHOLDER APPROVAL.    The Plan and any action taken hereunder will be null and void if shareholder approval is not obtained within the twelve (12) months prior to the date the Board adopts the Plan.

EXHIBIT B
THOMPSON CREEK METALS COMPANY INC.
2010 LONG-TERM INCENTIVE PLAN

        1.    PURPOSES.    The purposes of the Thompson Creek Metals Company Inc. 2010 Long-Term Incentive Plan (the "Plan") are to (a) provide an equity-based incentive to certain individuals who are responsible for the long-term success of Thompson Creek Metals Company Inc. (the "Company") and its Subsidiaries; (b) encourage such persons to remain in the service of the Company; and (c) align the financial objectives of those individuals with those of the Company's shareholders. These objectives will be effected through the granting of Options, SARs, Restricted Shares, Restricted Share Units, Performance Share Units, and other Awards. The Plan is also intended to qualify certain compensation awarded under the Plan for tax deductibility under Code Section 162(m) to the extent deemed appropriate by the Administrator.

        2.    DEFINITIONS.    For purposes of the Plan, the following terms are defined as set forth below, in addition to such terms defined in Section 1 above:

          (a)   "Administrator" means the Compensation and Governance Committee of the Board or any successor committee with responsibility for employee compensation; provided, however, that, unless otherwise determined by the Board, the Administrator shall consist solely of two or more directors, each of whom shall be (i) a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act, and (ii) an "outside director" as defined under Code Section 162(m).

          (b)   "Affiliate" means any entity that, directly or indirectly, is in control of, is controlled by, or is under common control with, the Company. For purposes of this definition, the terms "control", "controlled by" and "under common control with" mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities, by contract or otherwise.

          (c)   "Award" means any Option, SAR, Restricted Share, Restricted Share Unit, Performance Share Unit, or Share granted as a bonus or in lieu of another Award granted to a Participant under the Plan.

          (d)   "Award Date" means the date upon which an Award is made to a Participant under the Plan, although, in the case of any Award for which the Exercise Price, Fair Market Value, or other applicable value is determined with reference to the average weighted Share price or Share price over a particular measurement period, the Award shall not be treated as granted and subject to applicable securities law or securities exchange reporting until the applicable value is determined.

          (e)   "Award Agreement" means the written agreement between the Company and a Participant that evidences and sets out the terms and conditions of an Award.

          (f)    "Board" means the Company's Board of Directors.

          (g)   "Cause" shall have the meaning specified in the Participant's employment, consulting or advisory contract with the Company or its Subsidiaries. In the absence of such definition, "Cause" occurs if the Participant:

              (i)  engages in conduct which is detrimental to the reputation of the Company or any of its Affiliates in any material respect; or

             (ii)  has committed an act of fraud or material dishonesty in connection with his or her employment or service to the Company or its Affiliates; or

            (iii)  has committed a material violation of applicable securities legislation; or

            (iv)  materially breaches duties under his or her employment or other service agreement, including violation of any provision of the Company's Code of Conduct, which includes the

    Code of Ethics and Business Practices, Standards of Conduct, Environment, Health and Safety Policy, Insider Trading, Confidentiality and Disclosure Policy, Antitrust Guidelines, Whistleblower Policy, and all other Company and Subsidiary policies and procedures and including such amendments as may occur from time to time; or

             (v)  otherwise engages in conduct that is deemed to constitute cause under common law.

  The Participant shall be considered to have been discharged for Cause if the Company or a Subsidiary determines, within thirty (30) days after the Participant's resignation, that discharge for Cause was warranted.

          (h)   "Change of Control" means the occurrence of any one or more of the following events:

              (i)  less than fifty percent (50%) of the Board being composed of Continuing Directors;

             (ii)  any Person, entity or group of Persons or entities acting jointly or in concert (an "Acquiror") acquires or acquires control (including, without limitation, the right to vote or direct the voting) of Voting Securities of the Company which, when added to the Voting Securities owned of record or beneficially by the Acquiror or which the Acquiror has the right to vote or in respect of which the Acquiror has the right to direct the voting, would entitle the Acquiror and/or associates and/or affiliates of the Acquiror (as such terms are defined in the Securities Act) to cast or to direct the casting of thirty percent (30%) or more of the votes attached to all of the Company's outstanding Voting Securities which may be cast to elect directors of the Company or the successor corporation (regardless of whether a meeting has been called to elect directors);

            (iii)  the shareholders of the Company approve all necessary resolutions required to permit any Person to accomplish the result set forth in paragraph (ii), above, even if the securities have not yet been issued to or transferred to that Person;

            (iv)  the Company shall sell or otherwise transfer, including by way of the grant of a leasehold interest or joint venture interest (or one or more Subsidiaries of the Company shall sell or otherwise transfer, including without limitation by way of the grant of a leasehold interest or joint venture interest) property or assets

              (1)   aggregating more than fifty percent (50%) of the consolidated assets (measured by either book value or fair market value) of the Company and its Subsidiaries as of the end of the most recently completed financial year of the Company, or

              (2)   which during the most recently completed financial year of the Company generated, or during the then current financial year of the Company are expected to generate, more than fifty percent (50%) of the consolidated operating income or cash flow of the Company and its Subsidiaries, to any other Person or Persons (other than one or more Affiliates of the Company), in which case the Change of Control shall be deemed to occur on the date of transfer of the assets representing one U.S. dollar (US$1) more than fifty percent (50%) of the consolidated assets in the case of clause (1) or fifty percent (50%) of the consolidated operating income or cash flow in the case of clause (2), as the case may be; or

             (v)  the shareholders of the Company approve all necessary resolutions required to permit any Person to accomplish the result set forth in paragraph (iv) above.

  For the purposes of the foregoing, "Voting Securities" means Shares and any other shares entitled to vote for the election of directors and shall include any security, whether or not issued by the Company, which are not shares entitled to vote for the election of directors but are convertible into or exchangeable for shares which are entitled to vote for the election of directors including any options or rights to purchase such shares or securities. Notwithstanding the foregoing or any other provision of this Plan, no "Change of Control" will be deemed to occur if the discussions or negotiations that led to or resulted in the acquisition, sale, transfer, or business combination described in paragraphs (ii), (iii), (iv), or (v) above were initiated for the purpose of effectuating such acquisition, sale, transfer, or business combination by the Company or any of its Affiliates or any of their respective advisors acting at the direction of the Company or any of its Affiliates.

          (i)    "Code" means the U.S. Internal Revenue Code of 1986, as amended from time to time, and any applicable regulations promulgated thereunder.

          (j)    "Continuing Director" means either:

              (i)  an individual who is a member of the Board on the date of the relevant Award Agreement; or

             (ii)  an individual who becomes a member of the Board, subsequent to the date of the relevant Award Agreement, with the agreement of at least a majority of the Continuing Directors who are members of the Board on the date that the individual became a member of the Board.

          (k)   "Covered Employee" means a Participant who is:

              (i)  a "covered employee" within the meaning of Code Section 162(m)(3), or any successor provision thereto; or

             (ii)  expected by the Administrator to be the recipient of compensation (other than "qualified performance based compensation" as defined in Code Section 162(m)) in excess of one million U.S. dollars (US$1,000,000) for the tax year of the Company with regard to which a deduction in respect of such individual's Award would not be allowed.

          (l)    "Employment Agreement" means an employment agreement between a Participant and the Company or a Subsidiary.

          (m)  "Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended from time to time.

          (n)   "Exercise Price" means the market price of Shares as determined by the Administrator, which shall not, as long as the Company's securities are listed on the Toronto Stock Exchange and subject to the requirements in Section 613 of the TSX Company Manual, be lower than the volume weighted average trading price of the Shares on the Toronto Stock Exchange for the five (5) completed Trading Days immediately preceding the Award Date. Notwithstanding the foregoing, if an ISO is granted to a Participant who, immediately before the grant of the ISO, beneficially owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations, the Exercise Price shall be at least one hundred ten percent (110%) of the market price as determined by the Administrator on the Award Date. Any conversion of the exercise price from Canadian dollars to U.S. dollars or from U.S. dollars to Canadian dollars shall be at the noon exchange rate of the Bank of Canada on the award date.

          (o)   "Fair Market Value" means the fair market value of Shares, Awards or other property as determined by the Administrator or under procedures established by the Administrator.

          (p)   "Incentive Stock Option" or "ISO" means any Option intended to be and designated as an incentive stock option within the meaning of Code Section 422 or any successor provision thereto.

          (q)   "Insider" has the meaning attributed to that term in Interpretation Section 1 of the Securities Act (Ontario) and includes, without limitation, officers and directors of the Company.

          (r)   "162(m) Award" means an Award granted hereunder that is intended to qualify as "performance-based compensation" under Code Section 162(m).

          (s)   "Option" means a right, granted to a Participant under Section 6(b) hereof, to purchase Shares at a specified price during specified time periods.

          (t)    "Other Share-Based Awards" means Awards granted to a Participant under Section 6(g) hereof.

          (u)   "Participant" means such present or future directors, officers, executives, and senior management of the Company or any Subsidiary, as well as managers reporting directly to Company Vice-Presidents and consultants to the Company or any Subsidiary, in each case, as the Administrator determines in its sole and absolute discretion to be significantly responsible for the success and future growth and profitability of the Company and its Subsidiaries.

          (v)   "Performance Share Unit Award" means a right, granted to a Participant under Section 6(e) hereof, to receive Awards based upon performance criteria specified by the Administrator.

          (w)  "Person" has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; however, a Person does not include:

              (i)  the Company or any of its Affiliates;

             (ii)  a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates;

            (iii)  an underwriter temporarily holding securities pursuant to an offering of such securities; or

            (iv)  a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportion as their ownership of Shares.

          (x)   "Preexisting Plan" means the Thompson Creek Metals Company Inc. Amended Incentive Stock Option Plan, effective as of May 10, 2007.

          (y)   "Qualified Member" means a member of the Administrator who is a "non-employee director" within the meaning of Rule 16b-3(b)(3) under the Exchange Act and an "outside director" within the meaning of Regulation 1.162-27 under Code Section 162(m).

          (z)   "Restricted Shares" means Shares, granted to a Participant under Section 6(d) hereof, that are subject to certain restrictions and to a risk of forfeiture.

          (aa) "Restricted Share Unit" means a right, granted to a Participant under Section 6(e) hereof, to receive Shares, cash or a combination thereof at the end of a specified restricted period.

          (bb) "Securities Act" means the U.S. Securities Act of 1933, as amended from time to time.

          (cc) "Shares" means common shares of the Company.

          (dd) "Share Appreciation Right" or "SAR" means a right granted to a Participant under Section 6(c) hereof.

          (ee) "Subsidiary" means any entity during any period of which the Company owns or controls more than fifty percent (50%) of:

              (i)  the outstanding capital stock; or

             (ii)  the combined voting power of all classes of stock.

          (ff)  "Trading Day" means a day on which the Toronto Stock Exchange is open for trading.

        3.    ADMINISTRATION.

          (a)   The Plan will be administered by the Administrator, which has full and final authority, in each case subject to and consistent with the provisions of the Plan, to:

              (i)  select eligible persons to become Participants;

             (ii)  grant Awards subject to Board approval (except in the case of 162(m) Awards, which shall be granted and administered by the Administrator, subject to ratification by the Board);

            (iii)  determine the type, number and other terms and conditions of, and all other matters relating to, Awards;

            (iv)  prescribe Award Agreements (which need not be identical for each Participant);

             (v)  establish, amend, and rescind appropriate rules and regulations for the administration of the Plan;

            (vi)  determine the form in which tax withholding under Section 12 of this Plan will be made;

           (vii)  construe and interpret the Plan and Award Agreements and correct defects, supply omissions or reconcile inconsistencies therein; and

          (viii)  make all other decisions and determinations as the Administrator may deem necessary or advisable for the administration of the Plan.

          (b)   At any time that a member of the Administrator is not a Qualified Member, any action of the Administrator relating to an Award granted or to be granted to a Participant who is then subject to Section 16 of the Exchange Act in respect of the Company, or relating to an Award intended by the Administrator to qualify as "performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder, may be taken by a subcommittee, designated by the Administrator, composed solely of two or more Qualified Members. Such action, authorized by such a subcommittee, shall be the action of the Administrator for purposes of the Plan.

          (c)   Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Administrator may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Administrator at any time.

          (d)   The senior officers of the Company are authorized and directed to do all things and execute and deliver all instruments, undertakings and applications as they in their absolute discretion consider necessary for the implementation of the Plan. The Board, the Committee, and each member thereof will be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or employee of the Company or any Subsidiary, the Company's independent auditors, consultants or any other agents assisting in the administration of the Plan. The Board, the Committee, members thereof, and any officer or employee of the Company or any Subsidiary thereof acting at the direction or on behalf of the Board or the Committee will not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and will, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

        4.    NUMBER OF SHARES SUBJECT TO PLAN AWARDS.    Subject to adjustment as provided in Section 10 hereof, the total number of Shares reserved and available for delivery in connection with Awards under the Plan will be: (a) Two Million Five Hundred Thousand (2,500,000) Shares (which represents 1.79% of the Shares outstanding as of March 31, 2010), plus (b) the number of Shares remaining available under the Preexisting Plan immediately prior to the date on which shareholders of the Company approve the adoption of the Plan. The number of Shares that may be issued pursuant to outstanding awards under the Preexisting Plan represents 4.1% of the Shares outstanding as of March 31, 2010. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued Shares, treasury Shares or Shares acquired by the Company. Shares subject to an Award under the Plan that is canceled, expired, forfeited, or otherwise terminated without a delivery of Shares to the Participant will again be available for Awards under the Plan. For purposes of this Plan, to the extent that Restricted Shares, Restricted Share Units, SARs, or Performance Share Units are granted to a Participant, such Awards shall be debited against the Plan as the applicable equivalent of the number of Options based upon, primarily, the volatility of the underlying Option at time of grant. The total number of Shares issuable to Insiders, at any time, or issued to Insiders within any one year period, under all security-based compensation arrangements of the Company cannot exceed 10% of the Company's total issued and outstanding Shares.

        5.    PARTICIPATION.    The Administrator will determine which Participants are eligible to receive Awards under this Plan, including the type and amount of any Award. Designation of a Participant in any year does require the Administrator to designate such person to receive an Award in any other year or, once designated, to receive the same type or amount of Award granted to the Participant or any other Participant in any year.

        6.    TERMS AND CONDITIONS OF AWARDS.    All Awards will be evidenced by a written agreement between the Company and the Participant setting forth the specific terms of the Award (an "Award Agreement"). Such terms and conditions shall include the following, as well as such other provisions, not inconsistent with the Plan, as may be deemed advisable by the Administrator:

          (a)    General.    Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Administrator may impose on any Award or the exercise thereof, at the Award Date or thereafter, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Administrator shall determine, including terms requiring forfeiture of Awards in the event of termination of employment or service by the Participant or violation of restrictive covenants, such as non-competition and non-solicitation covenants. The Administrator shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan; provided, however, that the Administrator shall not have any discretion to accelerate, waive or modify any term or condition of an Award that is intended to qualify as a 162(m) Award.

          (b)    Options.    The Administrator is authorized to grant Options to Participants on the following terms and conditions:

            (i)    Exercise Price.    The exercise price of Shares purchasable under an Option shall be determined by the Administrator, but in any event shall not be less than the Exercise Price.

            (ii)    Time and Method of Exercise.    The Administrator shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Shares or a combination thereof and the methods by or forms in which Shares will be delivered or deemed to be delivered to Participants. In no event may an Option remain exercisable more than ten (10) years following the Award Date. To the extent that the Administrator permits the use of a "cashless exercise" to exercise any Option, the Administrator may designate a securities brokerage firm or firms through which all such exercises must be effected. Notwithstanding anything contained herein to the contrary, in no event will the Plan permit a "reload feature," in which replacement stock options are issued to any Participant in exchange for stock held by that Participant upon exercise of an Option.

            (iii)    ISOs.    To the extent required by Code Section 422, if the aggregate Fair Market Value (determined as of the Award Date) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under this Plan and all other plans of the Company and its Subsidiaries) exceeds one hundred thousand U.S. dollars (US$100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as a nonqualified stock option. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Code Section 422. Unless otherwise determined by the Administrator, no term of the Plan relating to ISOs (including any SAR in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any ISO under Code Section 422.

          (c)    Share Appreciation Rights.    The Administrator is authorized to grant SARs to Participants on the following terms and conditions:

            (i)    Right to Payment.    A SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of:

      (1)
      the Fair Market Value of one Share on the date of exercise over

      (2)
      the Fair Market Value of the SAR on the Award Date, as determined by the Administrator.

            (ii)    Other Terms.    The Administrator shall determine at the Award Date or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Participants, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR. SARs may be either freestanding or in tandem with other Awards.

          (d)    Restricted Shares.    The Administrator is authorized to grant Restricted Shares to Participants on the following terms and conditions:

            (i)    Grant and Restrictions.    Restricted Shares shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Administrator may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Administrator may determine on the Award Date or thereafter. Except to the extent otherwise provided in any Award Agreement relating to the Restricted Shares, a Participant granted Restricted Shares shall have all of the rights of a shareholder, including the right to vote the Restricted Shares and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Administrator). During the restricted period applicable to the Restricted Shares, the Restricted Shares may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

            (ii)    Certificates for Shares.    Restricted Shares granted under the Plan may be evidenced in such manner as the Administrator shall determine. If certificates representing Restricted Shares are registered in the name of the Participant, the Administrator may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Shares, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Shares.

          (e)    Restricted Share Units and Performance Share Units.    The Administrator is authorized to grant Restricted Share Units and Performance Share Units to Participants, which are rights to receive Shares, cash, or a combination thereof at the end of a specified restricted period, subject to the following terms and conditions:

            (i)    Award and Restrictions.    Settlement of an Award of Restricted Share Units or Performance Share Units shall occur upon expiration of the restricted period specified for such Restricted Share Units or Performance Share Units by the Administrator (or, if permitted by the Administrator, at a later date selected by the Participant in accordance with rules and regulations established by the Administrator). In addition, Restricted Share Units and Performance Share Units shall be subject to such restrictions (which may include a risk of forfeiture) as the Administrator may impose, which restrictions may lapse at the expiration of the restricted period or at earlier specified times (including based on achievement of future service requirements (in the case of Restricted Share Units) or the achievement of certain performance goals (in the case of Performance Share Units)), separately or in combination, in installments or otherwise, as the Administrator may determine. Restricted Share Units and Performance Share Units may be satisfied by delivery of Shares, cash equal to the Fair Market Value of the specified number of Shares covered by the Award, or a combination thereof, as determined by the Administrator at the Award Date or thereafter.

          (f)    Bonus Shares and Awards in Lieu of Obligations.    The Administrator is authorized to grant Shares as a bonus, or to grant Shares or other Awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Participants subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Administrator to the extent necessary to ensure that acquisitions of Shares or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Administrator.

          (g)    Other Share-Based Awards.    The Administrator is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Administrator to be consistent with the purposes of the Plan, including, without limitation, rights convertible or exchangeable into Shares, purchase rights for Shares, Awards with value and payment and/or settlement contingent upon performance of the Company or any other factors designated by the Administrator, and Awards valued by reference to the value of Shares or the value of securities of or the performance of specified Subsidiaries. The Administrator shall determine the terms and conditions of such Awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(g) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares or a combination thereof, as the Administrator shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 6(g).

          (h)    Term of Awards.    The term of each Award shall be for such period as may be determined by the Administrator; provided that in no event shall the term of any Option or SAR exceed a period of ten (10) years (or such shorter term as may be required in respect of an ISO under Code Section 422).

          (i)    Form and Timing of Payment under Awards.    Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Subsidiary upon the exercise of an Award or settlement of an Award may be made in such forms as the Administrator shall determine, including, without limitation, cash, Shares, other Awards or other property.

          (j)    Vesting.    Except as provided otherwise in an Award Agreement or an Employment Agreement, Awards generally will vest over a minimum period of three (3) years or shall be subject to a performance-based vesting schedule, except in the event of a Participant's death or disability, or in the event of a Change of Control or other special circumstances. Except as provided otherwise in an Award Agreement or an Employment Agreement, Awards as to which either the grant or vesting is based on the achievement of one or more performance conditions generally will vest over a minimum period of one year, except in the event of a Participant's death or disability, or in the event of a Change of Control.

          (k)    Award Expiration and Forfeitures.

            (i)    Option Period.    Unless otherwise specified in the applicable Award Agreement or an Employment Agreement, each Option will expire as of the earliest of:

      (1)
      the date on which it is forfeited under the provisions of Section 6(j);

      (2)
      ten (10) years from the Award Date (five (5) years in the case of an ISO granted to a Participant who, immediately before the grant of the ISO, beneficially owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations);

      (3)
      in the case of a Participant who is an employee of the Company or a Subsidiary, three (3) months after the Participant's termination of employment with the Company and its Subsidiaries and Affiliates for any reason other than for Cause or death or total and permanent disability;

      (4)
      in the case of a Participant who is a member of the board of directors of the Company or a Subsidiary or Affiliate, but not an employee of the Company, a Subsidiary or an Affiliate, three (3) months after the Participant's termination as a member of the board for any reason other than for Cause or death or total and permanent disability;

      (5)
      immediately upon the Participant's termination of employment with the Company and its Subsidiaries and Affiliates or service on a board of directors of the Company or a Subsidiary or Affiliate for Cause;

      (6)
      twelve (12) months after the Participant's death or total and permanent disability; or

      (7)
      any other date specified by the Administrator when the Option is granted.

    The periods set forth above (with the exception of those noted in subsection (i)(2) above) shall be tolled during any period for which employees of the Company are prohibited from engaging in transactions in the Company's securities.

            (ii)    Forfeiture.    Except as provided in subsection (i) above or otherwise determined by the Administrator, upon termination of employment or termination of other service to the Company or a Subsidiary during the applicable restricted period or portion thereof to which vesting or forfeiture conditions apply (as provided in the applicable Award Agreement), all Restricted Shares, Restricted Share Units, Performance Share Units, SARs, and any other Awards that are at that time unvested or otherwise subject to restrictions shall be forfeited and reacquired by the Company; provided that the Administrator may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case in its sole and absolute discretion, that vesting, restrictions, or forfeiture conditions relating to the Award shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Administrator may in other cases waive, in its sole and absolute discretion, in whole or in part the forfeiture of an Award.

        7.    CODE SECTION 162(m) AWARDS.    The following supplemental rules shall apply to 162(m) Awards:

          (a)    Maximum 162(m) Award.    The total number of Shares with respect to any 162(m) Award that may be granted to any one single Participant in any one calendar year may not exceed Two Hundred Thousand (200,000) Shares (subject to adjustment as provided in Section 10 hereof), which represents 0.14% of the Shares outstanding on March 31, 2010.

          (b)    Performance Goals.    The Administrator may make the grant or vesting of an Award subject to performance criteria as set forth below. Performance goals may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated or other external or internal measures and may include or exclude extraordinary charges, capital expenditures, losses from discontinued operations, restatements and accounting changes and other unplanned special charges such as restructuring expenses, acquisitions, acquisition expenses (including without limitation expenses related to goodwill and other intangible assets), stock offerings, stock repurchases and strategic loan loss provisions. Permissible performance goals include any one of the following or combination thereof which may be applicable on a Company-wide basis and/or with respect to operating units, divisions, Subsidiaries, Affiliates, acquired businesses, minority investments, partnerships, or joint ventures:

    (1)
    meeting specific targets for or growth in:

    a.
    share price,

    b.
    net sales (dollars or volume),

    c.
    cash flow,

    d.
    operating income,

    e.
    net income,

    f.
    earnings per share,

    g.
    earnings before interest and taxes, or

    h.
    earnings before interest, taxes, depreciation and amortization (EBITDA);

    (2)
    return on:

    a.
    net sales,

    b.
    assets or net assets, or

    c.
    invested capital;

    (3)
    management of:

    a.
    working capital,

    b.
    expenses, or

    c.
    cash flow;

    (4)
    meeting specific targets for or growth in:

    a.
    productivity,

    b.
    specified product lines,

    c.
    market share,

    d.
    product development,

      e.
      customer service or satisfaction,

      f.
      employee satisfaction,

      g.
      strategic innovation, or

      h.
      acquisitions;

    (5)
    specific personal performance improvement objectives relative to:

    a.
    formal education,

    b.
    executive training,

    c.
    leadership training; or

    (6)
    any other criteria established by the Administrator (but only if such other criteria are approved by the shareholders).

          (c)    Shareholder Approval of Performance Goals.    The material terms of 162(m) Awards will be disclosed to and approved by the Company's shareholders prior to payment, in conformity with the requirements under Code Section 162(m); it being understood that performance goals set forth in Section 7(b) above shall be disclosed to and reapproved by the Company's shareholders no later than the first meeting of shareholders that occurs in the fifth (5th) year following the year in which the Company's shareholders previously approved the performance goals (or such other time period as prescribed by Code Section 162(m)). The rights of a Participant to receive payment under any 162(m) Award shall be expressly conditioned on obtaining any such approval referred to in this subsection, to the extent required by Code Section 162(m).

          (d)    Documentation of Performance Objectives.    With respect to any 162(m) Award, the applicable performance goal(s) shall be set forth in writing no later than ninety (90) days after commencement of the period to which the performance goal(s) relate(s) (or, if sooner, before twenty-five percent (25%) of such period has elapsed) and at a time when achievement of such performance goals is substantially uncertain. Such writing shall also include the period for measuring achievement of the performance goals, which shall be no greater than five (5) consecutive years, as established by the Administrator. Once established by the Administrator, the performance goals(s) may not be changed to accelerate the settlement of an Award or to accelerate the lapse or removal of restrictions with respect to a 162(m) Award that otherwise would be due upon the attainment of the performance goals(s).

          (e)    Administrator Certification.    Prior to settlement of any 162(m) Award, the Administrator shall certify in writing that the applicable performance goals(s) and any other material terms of the Award were in fact satisfied. For purposes of this Section 7(e), approved minutes of the Administrator shall be adequate written certification.

          (f)    Negative Discretion.    Except as expressly provided for in an employment agreement between the Company and a Participant, the Administrator may reduce, but may not increase, the number of Shares deliverable or the amount payable under any 162(m) Award after the applicable performance goals are satisfied.

          (g)    Status of Performance Share Unit Awards under Code Section 162(m).    It is the intent of the Company that Performance Share Unit Awards under Section 6(e) granted to persons who are designated by the Administrator as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder (including Regulation 1.162-27 and successor regulations thereto) shall, if so designated by the Administrator, constitute "performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Section 6(e) shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Administrator cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Administrator, at the time of the Award Date, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan as in effect on the date of adoption or any agreements relating to Performance Share Unit Awards that are designated as intended to comply with Code Section 162(m) does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

        8.    CHANGE OF CONTROL.

          (a)   Except as otherwise provided in any applicable Award Agreement, in the event of a Change of Control, the Administrator may determine, in its sole and absolute discretion, that any of the following may occur:

              (i)  any or all outstanding Awards may be assumed, converted or replaced by the successor or acquiring corporation (if any), which assumption, conversion or replacement will be binding on all Participants;

             (ii)  the successor or acquiring corporation may substitute equivalent awards or provide substantially similar consideration, shares or other property subject to repurchase restrictions and other provisions no less favorable to the Participant than those which applied to such outstanding Awards immediately prior to such Change of Control; or

            (iii)  the vesting and settlement of the Awards may be accelerated.

          (b)   Except as otherwise provided in any applicable Award Agreement, or as otherwise determined by the Administrator, in the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute Awards, as provided above, the vesting and settlement of all Awards shall be accelerated.

          (c)   Subject to any greater rights granted to Participants under the foregoing provisions of this Section 8, in the event of the occurrence of any Change of Control, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation or sale of assets.

        9.    CONDITIONS UPON ISSUANCE OF SHARES.

          (a)   A Participant will have none of the rights of a shareholder (including, but not limited to, the right to receive dividends or other distributions from the Company, voting rights, or rights under any rights offering) until such time as such Shares have been recorded on the Company's official shareholder records as having been issued to the Participant.

          (b)   No Shares shall be issued under this Plan or pursuant to any Award Agreement until and unless the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, Canadian securities laws, the rules and regulations promulgated thereunder, and the rules of any stock exchange having jurisdiction over the securities of the Company.

          (c)   The Company may, to the extent deemed necessary or advisable by the Administrator, postpone the issuance or delivery of Shares until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Shares or other securities of the Company are listed or quoted, or compliance with any other obligation of the Company, as the Administrator may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

        10.    RECAPITALIZATION.    If there are any stock splits, stock dividends, recapitalizations, consolidations or mergers while any Awards are outstanding, an equitable adjustment will be made to the number and valuation of such Award.

        11.    SECTION 16 LIMITATIONS.    It is the intent of the Company that the grant of any Awards to a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 thereof pursuant to an applicable exemption. Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of SEC Rule 16b-3 as then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

        12.    WITHHOLDING TAXES.    The Administrator may, in its sole and absolute discretion and subject to such rules as it may adopt, permit or require a Participant to pay all or a portion of the federal, state and local taxes, including FICA and Medicare withholding tax, arising in connection with the settlement of any Award by withholding Shares settled pursuant to an Award hereunder or withholding payroll or other amounts payable to the Participant. This authority includes the authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations, either on a mandatory or elective basis in the sole and absolute discretion of the Administrator.

        13.    TRANSFER RESTRICTIONS.    No Award may be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant, except by will or by the laws of descent and distribution. However, the Administrator may allow the transfer of Awards (other than Incentive Stock Options and Share Appreciation Rights granted in tandem with such Options) to persons or to a trust or partnership designated by a Participant.

        14.    CONSTRUCTION.    The Administrator shall administer, construe, interpret and exercise discretion under the Plan, each Award, and each Award Agreement in a manner that is consistent and in compliance with a reasonable, good faith interpretation of all applicable laws and that avoids (to the extent practicable) the classification of any Award as "deferred compensation" for purposes of Code Section 409A, as determined by the Administrator, or, if an Award is subject to Code Section 409A, in a manner that complies with Code Section 409A.

        15.    NO RIGHT TO PARTICIPATION OR EMPLOYMENT.    No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again for additional Award grants. Nothing in the Plan or any Award shall confer on any Participant a right to remain an employee of the Company (or any subsidiary) or interfere with or limit in any way the right of the Company (or any subsidiary) to terminate the Participant's employment or service as a director or consultant at any time.

        16.    EXCLUSION OF PAYMENTS FROM EMPLOYEE BENEFITS.    No payments or Awards under the Plan will be included as compensation for the purpose of determining any retirement income, profit sharing, severance, life insurance or any other benefit.

        17.    SEVERABILITY.    If any term or condition of the Plan shall be invalid or unenforceable to any extent or in any application, then the remainder of the Plan, with the exception of such invalid or unenforceable provision, shall not be affected thereby and shall continue in effect and application to its fullest extent. If, however, the Company determines in its sole and absolute discretion that any term or condition of the Plan which is invalid or unenforceable is material to the interests of the Company, the Company may declare the Plan null and void in its entirety.

        18.    TERMINATION AND AMENDMENT OF THE PLAN.

          (a)   The Board may terminate, amend or modify this Plan or any Award Agreement at any time. Changes to the Plan will be recommended by the Administrator and will require full Board approval. The termination of the Plan shall not affect rights and obligations theretofore granted and then in effect. No termination, modification or amendment of the Plan or any Award shall alter or impair the rights of a Participant without the Participant's written consent, unless such modification or amendment is made in order to comply with any law or regulation applicable to the Plan or is required to avoid any penalties or excise taxes relating to such laws or regulations.

          (b)   No amendment shall be effective without shareholder approval if such amendment has the effect of (i) changing the class of Participants under Section 2(u) hereof, (ii) increasing the amount of Shares under Section 4 hereof or the amount thereunder to Insiders, (iii) revising the per Share value or Exercise Price listed in an Award Agreement or otherwise repricing or canceling and substituting a new Award with an Exercise Price lower than as listed in the initial Award Agreement, unless such revision is due to a bona fide calculation error; (iv) extending the performance or restricted period in any Award Agreement; (v) extending the term of Options held by Insiders, (vi) revising Section 18(a) or (b); or (vii) violating any applicable law or the applicable rules or policies of a stock exchange.

          (c)   Except as otherwise set out below, the Board will seek shareholder and regulatory approval for any amendments to the Plan. The Board may suspend or discontinue the Plan at any time without first obtaining shareholder approval, provided that, without the consent of a Participant, such suspension or discontinuance may not in any manner adversely affect such Participant's rights under the Plan. The Board may, subject to receipt of requisite regulatory approval, where required, and without further shareholder approval, in its discretion make the following amendments to the Plan:

              (i)  amending typographical, clerical and grammatical errors;

             (ii)  reflecting changes to applicable securities laws; and

            (iii)  ensuring that the Shares issued under the Plan will comply with any provisions respecting income tax and other laws in force in any country or jurisdiction of which a Participant may from time to time be resident or a citizen.

  Notwithstanding the foregoing, the Company will obtain requisite shareholder approval in respect of amendments to the Plan to the extent such approval is required by any applicable laws or regulations.

          (d)   In the event the Plan or any Award issued hereunder fails to meet the applicable requirements of Code Section 409A, then the Plan and the applicable Award Agreement shall be deemed to be modified (and shall otherwise be amended by the Administrator, in its sole and absolute discretion), to the limited extent necessary to satisfy the requirements of Code Section 409A and the regulations thereunder.

        19.    APPLICABLE LAW.    This Plan shall be interpreted and construed in accordance with the laws of the State of Colorado without giving effect to its conflict or choice of law rules or principles that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction.

        20.    AWARDS UNDER PREEXISTING PLAN.    Upon approval of the Plan by the Company's shareholders, no further awards shall be granted under the Preexisting Plan.

        21.    EFFECTIVE DATE AND DURATION OF PLAN.    The Plan is effective as of May 6, 2010, subject to shareholder approval. The Plan shall remain in full force and effect from the date of shareholder approval hereof and from year to year thereafter until amended or terminated in accordance with Section 18 and for so long thereafter as Awards remain outstanding in favor of any Participant.

Any questions and requests for assistance may be directed to the
Proxy Solicitation Agent:

The Exchange Tower
130 King Street West, Suite 2950, P.O. Box 361
Toronto, Ontario
M5X 1E2

North American Toll Free Phone:

1-866-481-2532

Email: contactus@kingsdaleshareholder.com

Facsimile: 416-867-2271

Toll Free Facsimile: 1-866-545-5580

Outside North America, Banks and Brokers Call Collect: 416-867-2272

FORM OF PROXY SOLICITED BY THE MANAGEMENT OF
THOMPSON CREEK METALS COMPANY INC.
FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
MAY 6, 2010

The undersigned shareholder(s) of THOMPSON CREEK METALS COMPANY INC. (the "Company") hereby appoint(s) Kevin Loughrey, the Chairman and Chief Executive Officer of the Company, or in lieu of the foregoing, Timothy J. Haddon, Lead Director of the Company, and Dale E. Huffman, Vice President, General Counsel and Secretary of the Company, or in lieu of the foregoing,                                     , to attend and vote on behalf of the undersigned at the Annual Meeting of Shareholders of the Company to be held on Thursday, May 6, 2010 at 10:00 a.m. (EDST) and at any adjournment thereof as follows in accordance with their discretion upon any other matter properly presented.

This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR the election of Directors named below or their substitutes as designated by the Board of Directors and FOR proposals 2, 3 and 4. The proxies are authorized to vote as they may determine in their discretion upon such other business as may properly come before the meeting.

The undersigned specifies that all of the voting shares owned by him or her and represented by this form of proxy shall be:

Proposals:

(1)
Election of Directors:

	For	Withheld		For	Withheld
1 Denis C. Arsenault	☐	☐	5 Timothy J. Haddon	☐	☐
2 Carol T. Banducci	☐	☐	6 Kevin Loughrey	☐	☐
3 James L. Freer	☐	☐	7 Thomas J. O'Neil	☐	☐
4 James P. Geyer	☐	☐
(2)
Approve the Thompson Creek Metals Company Inc. 2010 Employee Stock Purchase Plan;

For	Against	Abstain
☐	☐	☐
(3)
Approve the Thompson Creek Metals Company Inc. 2010 Long-Term Incentive Plan;

For	Against	Abstain
☐	☐	☐
(4)
Appoint KPMG LLP as the Company's independent auditors from their engagement through the next annual meeting of shareholders and to authorize the directors to fix their remuneration;

For	Withheld
☐	☐

hereby revoking any proxy previously given.

If any amendments or variations to matters identified in the Notice of Meeting are proposed at the Meeting or any adjournment thereof or if any other matters properly come before the Meeting or any adjournment thereof, this proxy confers discretionary authority to vote on such amendments or variations or such other matters according to the best judgment of the person voting the proxy at the Meeting or any adjournment thereof.

DATED this                                    day of                                    , 2010.

Signature of Shareholder

Name of Shareholder (Please Print)

PLEASE SEE NOTES ON REVERSE

Notes:

1.
This form of proxy must be dated and signed by the appointor or his attorney authorized in writing or, if the appointor is a body corporate, this form of proxy must be executed by an officer or attorney thereof duly authorized.

2.
A shareholder has the right to appoint a person (who need not be a shareholder) to attend and act for him and on his behalf at the Meeting or any adjournment thereof other than the persons designated in the enclosed form of proxy. Such right may be exercised by striking out the names of the persons designated therein and by inserting in the blank space provided for that purpose the name of the desired person or by completing another form of proxy and, in either case, delivering the completed and executed proxy to the office of the Corporation's transfer agent indicated below before 10:00 a.m. (EDST) on May 4, 2010 or not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time for holding any adjournments thereof.

                3.
                The shares represented by this proxy will be voted in accordance with the instructions of the shareholder on any ballot that may be called for and, where a choice is specified, the shares shall be voted accordingly. Where no specification is made this proxy will be voted FOR the election of directors, the Thompson Creek Metals Company Inc. 2010 Employee Stock Purchase Plan, the Thompson Creek Metals Company Inc. 2010 Long-Term Incentive Plan and the appointment of auditors.

                4.
                Proxies to be used at the Meeting or any adjournment thereof must be received by the Corporation's transfer agent indicated below by 10:00 a.m. (EDST) on May 4, 2010 or not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time for holding any adjournments thereof.

                5.
                Please date the proxy. If not dated, the proxy shall be deemed to be dated on the date on which it is mailed.

                6.
                This proxy ceases to be valid one year from its date.

                7.
                If your address as shown is incorrect, please give your correct address when returning this proxy.

              Please return the form of proxy, in the envelope provided for that purpose, to:

              Equity Transfer & Trust Company
              Suite 400, 200 University Avenue
              Toronto, Ontario M5H 4H1

              Fax No.: (416) 361-0470

              8.
              If you hold your shares through a Canadian broker or bank, please be advised that you are receiving the voting in instruction form and Meeting materials at the direction of the Company. Even if you have declined to receive security-holder materials, a reporting issuer is required to deliver these materials to you. If you have advised your intermediary that you object to the disclosure of your beneficial ownership information to the Company, it is the Company's responsibility to deliver these materials to you on behalf of the Company.

              9.
              These materials are being sent at no cost to you.